Securities Act Registration No. 333-
Investment Company Registration No. 811-21485

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

                        [X]        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No. __
[  ] Post-Effective Amendment No. __

and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] Amendment No. 12

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COHEN & STEERS SELECT UTILITY FUND, INC.
(Exact Name of Registrant as Specified in Charter)

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280 Park Avenue
New York, New York 10017
(Address of Principal Executive Offices)

(212) 832-3232
(Registrant's Telephone Number, including Area Code)

Robert H. Steers
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017
(212) 832-3232
(Name and Address of Agent for Service)

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With Copies to:
Stuart H. Coleman, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

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Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

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CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

Title of Securities Being Registered	Amount Being Registered*	Proposed Maximum Offering Price Per Share*	Proposed Maximum Aggregate Offering Price*	Amount of Registration Fee*
Series Auction Market
Preferred Shares, par value	20	$25,000	$500,000	$53.50
$0.001	shares

* Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.

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The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated December 21, 2006

PROSPECTUS	[COHEN & STEERS SELECT UTILITY INCOME FUND LOGO]

$
COHEN & STEERS
SELECT UTILITY INCOME FUND, INC.
AUCTION MARKET PREFERRED SHARES ("AMPS")
SHARES, SERIES
LIQUIDATION PREFERENCE $25,000 PER SHARE

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          Cohen & Steers Select Utility Fund, Inc. (the "Fund") is offering Series Auction Market Preferred Shares. The shares are referred to in this prospectus as "AMPS." The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to achieve a high level of after-tax total return through investment in utility securities. In pursuing total return, the Fund equally emphasizes both current income, consisting primarily of tax-advantaged dividend income, and capital appreciation.

          There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies" and "Risk Factors."

          Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks, preferred stocks and other equity securities issued by companies engaged in the utility industry ("utility companies").

(continued on following page)

          Investing in the AMPS involves risks that are described in the "Risk Factors" section beginning on page __ of this prospectus. The minimum purchase amount of the AMPS is $25,000.

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	PER SHARE	TOTAL
Public offering price	$	$
Sales load	$	$
Proceeds to the Fund(1)	$	$

(1)	Not including offering expenses payable by the Fund estimated to be $ . The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

          The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company on or about , 2007.

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The date of this prospectus is         , 2007.

   (continue from previous page)

          Managed assets equal the net asset value of the Fund's Common Shares plus the liquidation value of the AMPS and other outstanding shares of preferred stock plus the principal amount of any borrowings. In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities issued by any type of company. The Fund also may invest up to 25% of its managed assets in preferred securities and other fixed income securities that at the time of the investment are rated below investment grade or that are unrated but judged to be below investment grade by the Fund's Investment Manager. These below investment grade quality securities are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. In addition, the Fund may invest up to 20% of its managed assets in securities of foreign issuers.

          Investors in the AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. As of , 2007, the Fund had outstanding 22,680 shares of seven other series of auction market preferred stock: 3,400 of Series M7 AMPS, par value $.001 per share (the "Series M7 AMPS"), 3,400 of Series T7 AMPS, par value $.001 per share (the "Series T7 AMPS"), 3,400 of Series W7 AMPS, par value $.001 per share (the "Series W7 AMPS"), 3,000 of Series TH7 AMPS, par value $.001 per share (the "Series TH7 AMPS"), 3,400 of Series F7 AMPS (the "Series F7 AMPS"), 2,680 of Series T28 AMPS, par value $0.001 per share (the "Series T28 AMPS"), and 3,400 of Series TH28 AMPS, par value $.001 per share (the "Series TH28 AMPS" and collectively with the Series M7 AMPS, Series T7 AMPS, Series W7 AMPS, Series TH7 AMPS, Series F7 AMPS and Series T28 AMPS, the "Outstanding AMPS").

          The AMPS offered in this prospectus rank on a parity with the Outstanding AMPS with respect to dividends and liquidation preference. The AMPS have priority over the Fund's Common Shares as to dividends and distribution of assets as described in this prospectus. See "Description of AMPS." The dividend rate for the initial dividend period will be % for the AMPS. The initial dividend period is from the date of issuance through , 2007. For subsequent dividend periods, the AMPS will pay dividends based on a rate set at auction, usually held every days. Prospective purchasers should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell the AMPS based on the results of an auction and (2) purchases and sales will be settled on the next business day after the auction. Investors may only buy or sell the AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. Broker-dealers are not required to maintain a secondary market in the AMPS, and a secondary market may not provide you with liquidity. The Fund may redeem the AMPS as described under "Description of AMPS — Redemption."

          The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

          The AMPS will be senior to the Fund's outstanding Common Shares. The AMPS are not listed on an exchange. The Fund's Common Shares are traded on the New York Stock Exchange (the "NYSE") under the symbol "UTF." It is a condition of closing this offering that the AMPS be offered with the highest credit quality rating from at least two of Standards & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch").

          This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated , 2007, as it may be supplemented (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 437-9912, by writing to the Fund or from the Fund's web site (http://www.cohenandsteers.com). You also may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

TABLE OF CONTENTS

Page

Prospectus Summary
Financial Highlights
The Fund
Use of Proceeds
Capitalization (Unaudited)
Investment Objective and Policies
Use of Leverage
Risk Factors
How the Fund Manages Risk
Management of the Fund
Description of AMPS
The Auction
Description of Common Shares
Certain Provisions of the Charter and By-Laws
Conversion to Open-End Fund
Repurchase of Common Shares
U.S. Federal Taxation
Underwriting
Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar
Legal Opinions
Independent Registered Public Accounting Firm
Table of Contents of the Statement of Additional Information	1 15 16 17 17 18 25 26 39 40 42 48 53 53 55 55 56 60 61 61 61 62

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You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

          This is only a summary. This summary may not contain all of the information that you should consider before investing in the AMPS. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the heading "Risk Factors."

The Fund	Cohen & Steers Select Utility Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced investment operations on March 30, 2004, upon the closing of an initial public offering of 41,250,000 Common Shares, par value $0.001 per share ("Common Shares"). The Fund issued 3,400 of Series M7 AMPS, 3,400 of Series T7 AMPS, 3,400 of Series W7 AMPS, 3,400 of Series TH28 AMPS and 3,400 of Series F7 AMPS on May 20, 2004. The Fund issued 2,680 of Series T28 AMPS on November 15, 2004 and 3,000 Series TH7 AMPS on December 14, 2005. References to the Outstanding AMPS refer to Auction Market Preferred Shares. As of , 2007, the Fund had Common Shares outstanding and net assets, plus the liquidation value of the Outstanding AMPS, of $ . The Fund's principal office is located at 280 Park Avenue, New York, New York 10017, and its telephone number is (212) 832-3232.

The Offering	The Fund is offering Series AMPS, par value $0.001 per share (the "AMPS"), at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the AMPS. The AMPS are offered through a group of underwriters led by (" ").

The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. In general, except as described under " — Dividends and Dividend Periods" below and "Description of AMPS — Dividends and Dividend Periods," the dividend period for the AMPS will be days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that rate period.

The AMPS are not listed on an exchange. Instead, investors may buy or sell the AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.

Generally, investors in the AMPS will not receive certificates representing ownership of their shares.

The securities depository (The Depository Trust Company ("DTC") or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the AMPS in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of the AMPS.

Ratings	The Fund will issue the AMPS only if such shares have received the highest credit quality rating from at least two of S&P, Moody's or Fitch. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to the market price or suitability for a particular investor. The ratings described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to the rating agencies by the Fund and Cohen & Steers Capital Management, Inc. (the "Investment Manager") and information obtained from other sources. The ratings may be changed, suspended or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See "Description of AMPS — Rating Agency Guidelines."

Use of Proceeds	The net proceeds of this offering will be invested in accordance with the policies set forth under "Investment Objective and Policies." We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objective and policies within four months of the completion of this offering.

The Fund intends to invest the proceeds of this offering in securities of utility companies. Pending such investment, those proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments.

Investment Objective and Policies	Our investment objective is to achieve a high level of after-tax total return through investment in utility securities. In pursuing total return, the Fund equally emphasizes both current income, consisting primarily of tax-advantaged dividend income, and capital appreciation. Our investment objective and certain investment policies are considered fundamental and may not be changed without stockholder approval. See "Investment Objective and Policies."

Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its managed assets in a portfolio of common stocks, preferred stocks and other equity securities issued by utility companies. The Fund currently invests approximately % of its managed assets in common stocks and approximately % of its managed assets in preferred securities issued by utility companies. These percentages will vary from time to time, consistent with the Fund's investment objective and policies. At any time, under normal circumstances, at least 80% of the Fund's managed assets will be invested in common stocks, preferred stocks and other equity securities issued by utility companies.

Investment Strategies

In making investment decisions with respect to common stocks and other equity securities issued by utility companies, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of dividend yield and capital appreciation. The Investment Manager reviews each company's potential for success in light of general economic and industry trends, as well as the company's quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. The Investment Manager utilizes a value-oriented approach, and evaluates each company's valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield and price/book value, among other metrics.

In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager seeks to select securities that it believes are undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager also takes into account other factors, such as call and other structural features, event risk, the likely directions of ratings and relative value versus other income security classes, among others.

Securities Issued by Utility Companies. Under normal market conditions, at least 80% of the Fund's managed assets will be invested in common stocks, preferred stocks and other equity securities issued by utility companies. Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. Utility companies generally pay dividends on their equity securities that qualify for the dividends received deduction (the "DRD") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"), and are considered "qualified dividend income" eligible for reduced rates of taxation. The DRD generally allows corporations to deduct from their income 70% of dividends received. Corporate stockholders are generally permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the Fund that qualify for the DRD. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to stockholders, provided that holding period and other requirements are met.

Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

•	generation, transmission, sale or distribution of electric energy;

•	distribution, purification and treatment of water; production, transmission or distribution of natural gas; and

•	provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

Preferred Securities. The Fund may invest in preferred securities issued by utility companies and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Preferred securities pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The hybrid preferred securities in which the Fund may invest do not qualify for the DRD and are not expected to provide significant benefits under the rules relating to qualified dividend income. As a result, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to hybrid-preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income. Distributions received from the Fund attributable to traditional preferred securities, such as the preferred securities of utility companies, generally would qualify for the DRD as to any corporate stockholder and would qualify to be taxed at long-term capital gains rates as to any individual stockholder.

Debt Securities. The Fund may invest in debt securities issued by utility companies and other types of issuers. The Fund's investments in debt securities may include investments in convertible debt securities, convertible preferred securities, U.S. dollar-denominated corporate debt securities issued by domestic and non-U.S. corporations and U.S. dollar-denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities.

Lower Rated Securities. The Fund may invest up to 25% of its managed assets in securities that at the time of investment are rated below investment grade (below Baa3 or BBB — ) by Moody's, S&P, Fitch or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Fund's Investment Manager. A security will not be considered to be below investment grade quality if it is rated within the four highest grades (Baa or BBB or better) by Moody's, S&P, Fitch or an equivalent rating by a nationally recognized statistical rating agency or is unrated but judged to be of comparable quality by the Fund's Investment Manager. These below investment grade quality securities are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

The Fund also may invest up to 20% of its managed assets in securities of foreign issuers.

The Fund may invest up to 20% of its managed assets in preferred securities and other fixed-income securities that are not issued by utility companies.

While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.

The Fund will generally not invest more than 10% of its managed assets in the securities of one issuer.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective.

There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations including: engaging in interest rate and credit derivatives transactions and using options and financial futures.

There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

Investment Manager	Cohen & Steers Capital Management, Inc. is the investment manager of the Fund pursuant to an Investment Management Agreement. The Investment Manager was formed in 1986, and as of October 31, 2006 had approximately $27.2 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end and closed-end real estate funds. The Investment Manager, whose principal business address is 280 Park Avenue, New York, New York 10017, is also responsible for providing administrative services and assisting the Fund with operational needs pursuant to an Administration Agreement (the "Administration Agreement"). In accordance with the terms of the Administration Agreement, the Fund has entered into an agreement with State Street Bank and Trust Company ("State Street Bank") to perform certain administrative functions subject to the supervision of the Investment Manager (the "Sub-Administration Agreement"). See "Management of the Fund-- Administration and Sub-Administration Agreement."

Use of Leverage	The Fund may, but is not required to, use financial leverage for investment purposes. In addition to issuing the AMPS, the Fund may borrow money or issue debt securities such as commercial paper or notes.

Any such borrowings will have seniority over the AMPS and any other outstanding shares of preferred stock, and payments to holders of the AMPS and any other outstanding shares of preferred stock in liquidation or otherwise will be subject to the prior payment of any borrowings. Since the Investment Manager's fee is based upon a percentage of the Fund's managed assets, which include assets attributable to any outstanding leverage, the investment management fee will be higher if the Fund is leveraged and the Investment Manager will have an incentive to be more aggressive and leverage the Fund. See "Use of Leverage."

Principal Investment Risks	Risk is inherent in all investing. Therefore, before investing in AMPS and the Fund you should consider certain risks carefully. The primary risks of investing in AMPS are:

•	the Fund will not be permitted to declare dividends or other distributions with respect to your AMPS or redeem your AMPS unless the Fund meets certain asset coverage requirements required by the 1940 Act and the rating agencies;

•	if you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared;

•	if the Fund has designated a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market;

•	you may transfer your shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits;

•	if an auction fails, you may not be able to sell some or all of your AMPS;

•	you may receive less than the price you paid for your AMPS if you sell them outside of the auction, especially when market interest rates are rising;

•	a rating agency could downgrade the rating assigned to the AMPS, which could affect liquidity;

•	the Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

•	restrictions imposed by the 1940 Act and by rating agencies on the declaration and payment of dividends to the holders of the Fund's Common Shares and AMPS and other outstanding shares of preferred stock might impair the Fund's ability to maintain its qualification as a regulated investment company for Federal income tax purposes;

•	in certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the AMPS;

•	the AMPS will be junior to any borrowings;

•	any borrowings may constitute a substantial lien and burden on the AMPS by reason of its priority claim against the income of the Fund and against the net assets of the Fund in liquidation;

•	if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the AMPS or purchase the AMPS unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such borrowing are not in default;

•	the value of the Fund's investment portfolio may decline, reducing the asset coverage for the AMPS; and

•	and if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio.

See "Risk Factors — Risks of Investing in AMPS."

Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS.

Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of AMPS, which could also affect the liquidity of your investment.

As noted above, if there are more AMPS offered for sale than there are buyers for those AMPS in any auction, the auction will fail and you may not be able to sell some or all of your AMPS at that time. The relative buying and selling interest of market participants in your AMPS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

Securities and Exchange Commission Inquiries. Certain of the underwriters have advised the Fund that those underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission in May 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of those underwriters conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff's request, those underwriters are engaging in discussions with the Securities and Exchange Commission staff that may lead to a resolution of its inquiry. These underwriters and the Fund believe a resolution of the inquiry will not have a significant effect on the market for the AMPS or the auctions.]

Special Risks of Securities Linked to the Utility Industry. Since at least 80% of the Fund's managed assets normally will be concentrated in common stocks, preferred stocks and other equity securities issued by utility companies, your investment in the Fund will be significantly impacted by the performance of this industry. The Fund's emphasis on securities of utility issuers makes it more susceptible to adverse conditions affecting such industry than a fund that does not have its assets invested to a similar degree in such issuers. Certain segments of this industry and individual companies within such segments may not perform as well as the industry as a whole. Issuers in the utility industry are subject to a variety of factors that may adversely affect their business or operations, including:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•	costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies;

•	effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•	potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters.

Issuers in the utility industry may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses. See "Risk Factors — Special Risks of Securities Linked to the Utility Industry."

Special Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

•	deferral and omission of distributions; subordination to bonds and other debt instruments in the issuer's capital structure;

•	substantially less liquidity than many other securities, such as common stocks or U.S. Government securities;

•	limited voting rights with respect to the issuing company; and

•	special redemption rights of the issuer.

In addition, the Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Moreover, companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector. See "Risk Factors — Special Risks Related to Preferred Securities."

Foreign Securities Risks. Under normal market conditions, the Fund may invest up to 20% of its managed assets in securities of foreign issuers. Such investments involve certain risks not involved in domestic investments, including the risk of blockage of foreign currency exchanges by foreign countries, less rigorous disclosure or accounting standards and regulatory practices and adverse political and economic developments. The Fund will not invest more than 10% of its managed assets in securities of issuers in so-called "emerging markets" (or less developed countries). Investments in such securities are particularly speculative. See "Risk Factors — Foreign Securities Risk."

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent certain utility company common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of the Common Shares may tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the securities prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels. See "Risk Factors — Interest Rate Risk."

Credit Risk and Lower-Rated Securities Risk. Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest up to 25% (measured at the time of investment) of its managed assets in securities that are rated below investment grade. A security will be considered to be investment grade if, at the time of the investment, such security has a rating of "BBB – " or higher by S&P, "Baa3" or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency or, if unrated, such security is determined by the Investment Manager to be of comparable quality. Lower-rated securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities. See "Risk Factors — Credit Risk and Lower-Rated Securities Risk."

Anti-Takeover Provisions. Certain provisions of the Fund's Articles of Incorporation (which, as hereafter amended, restated or supplemented from time to time, and together with the Articles Supplementary, is referred to as the "Charter"), and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund's structure. The provisions may also have the effect of depriving you of an opportunity to redeem your AMPS and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See "Certain Provisions of the Charter and By-Laws" and "Risk Factors — Anti-Takeover Provisions."

Market Disruption Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. These events could also adversely affect individual issuers and securities markets, interest rates, auctions and auction participants, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the AMPS. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. See "Risk Factors — Market Disruption Risk."

Given the risks described above, an investment in the AMPS may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund. For further discussion of the risks associated with investing in the AMPS and the Fund, see "Risk Factors."

Dividends and Rate Periods	The table below shows the dividend rate, the dividend payment date and the number of days for the initial rate period of the AMPS offered in this prospectus. For subsequent rate periods, the AMPS will pay dividends based on a rate set at auctions normally held every days. In most instances, dividends are payable on the first business day following the end of the rate period. The rate set at auction will not exceed the applicable maximum rate.

The dividend payment date for special rate periods will be set out in the notice designating a special rate period.

Dividends on the AMPS will be cumulative from the date the AMPS are first issued and will be paid out of legally available funds.

Series	Initial Dividend Rate %	Dividend Payment Date For Initial Best Period %	Number of Days of Initial Rate Period

The Fund may, subject to certain conditions, designate special rate periods of more than days. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction for the AMPS. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Fund also must have received confirmation from any two of Moody's, S&P and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS and the lead broker-dealer designated by the Fund, initially, must not have objected to declaration of a special rate period. See "Description of AMPS — Dividends and Rate Periods" and " — Designation of Special Rate Periods" and "The Auction."

Secondary Market Trading	Broker-dealers may, but are not obligated to, maintain a secondary trading market in the AMPS outside of auctions. There can be no assurance that a secondary market will provide owners with liquidity. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or other persons as the Fund permits.

Interest Rate Transactions	In order to seek to reduce the interest rate risk inherent in the Fund's capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counter-party") a fixed rate payment in exchange for the counter-party agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the AMPS and any other shares of preferred stock or any variable rate borrowing. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counter-party to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counter-party payments of the difference based on the notional amount of such cap. If the counter-party to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, this default could negatively impact the Fund's ability to make dividend payments on the AMPS and any other shares of preferred stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the AMPS.

Asset Maintenance	If the Fund fails to maintain the required asset coverage on the AMPS and any other shares of preferred stock or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. An early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund would not enter into interest rate swap or cap transactions having an aggregate notional amount that exceeded the outstanding amount of the Fund's leverage. See "How the Fund Manages Risk--Interest Rate Transactions" for additional information.

Under the Fund's Articles Supplementary for the AMPS, which establishes and fixes the rights and preferences of the AMPS (and the respective Articles Supplementary for the Outstanding AMPS), the Fund must maintain:

•	asset coverage of the AMPS (and the Outstanding AMPS) as required by the rating agency or agencies rating the AMPS; and

•	asset coverage of at least 200% with respect to senior securities that are stock, including the AMPS and the Outstanding AMPS.

In the event that the Fund does not maintain or cure these coverage tests, some or all of the AMPS will be subject to mandatory redemption. See "Description of AMPS—Redemption."

Based on the composition of the Fund's portfolio as of , 2007, the asset coverage of the AMPS (and the Outstanding AMPS) as measured pursuant to the 1940 Act would be approximately % if the Fund were to issue all of the AMPS offered in this prospectus, representing approximately % of the Fund's managed assets (as defined below).

Redemption	The Fund does not expect to and ordinarily will not redeem the AMPS. However, under the Articles Supplementary, it may be required to redeem the AMPS in order, for example, to meet an asset coverage ratio or to correct a failure to meet a rating agency guideline in a timely manner. The Fund may also voluntarily redeem the AMPS, without the consent of holders of the AMPS, under certain conditions. See "Description of AMPS — Redemption."

Liquidation Preference	The liquidation preference (that is, the amount the Fund must pay to holders of the AMPS if the Fund is liquidated) for the AMPS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights	The 1940 Act requires that holders of the AMPS, and the holders of any other series of preferred stock of the Fund, voting together as a separate class, have the right to

•	elect at least two Directors at all times; and

•	elect a majority of the Directors if at any time the Fund fails to pay dividends on the AMPS, or any other series of preferred stock of the Fund, for two full years and will continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

The holders of the AMPS, and the holders of any other series of preferred stock of the Fund, will vote as a separate class or series on other matters as required under the Fund's Charter, the 1940 Act and Maryland law. On all other matters, holders of the AMPS will vote together with the holders of Common Shares and each share of any other series of preferred stock of the Fund. Each Common Share, each share of the AMPS, and each share of any other series of preferred stock of the Fund is entitled to one vote per share.

Federal Income Taxation	The distributions with respect to the AMPS (other than distributions in redemption of the AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for Federal income tax purposes. Except in the case of distributions of qualified dividend income and net capital gains, such dividends generally will be taxable as ordinary income to holders. Provided that holding period and other requirements are met by both the Fund and the holder receiving distributions from the Fund, a portion of each year's distributions may be eligible for the dividends received deduction and the lower tax rates that apply to qualified dividend income. The DRD generally allows corporations to deduct from their income 70% of dividends received. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, among its Common Shares, the AMPS and other outstanding preferred stock in proportion to the total dividends paid to each class during or with respect to such year. See "U.S. Federal Taxation."

Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar	State Street Bank acts as the Fund's custodian. The Bank of New York will act as auction agent, transfer agent, dividend paying agent and registrar for the AMPS and the Outstanding AMPS.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS

          Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the operating performance of the Fund for the periods indicated.

          The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the Fund's financial statements included in the SAI dated , 2007. The table should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:                                                                For the Period
                                                        For the               For the           March 30, 2004a
                                                    Eleven Months Ended      Year Ended            through
                                                     November 30, 2006     December 31, 2005     December 31, 2004
--------------------------------------------------------------------------------------------------------------------
Net asset value per common share, beginning of        $                   $       22.38        $        19.10
period
Income from investment operations:
Net investment income                                                              1.42b                 0.85b
Net realized and unrealized gain on investments                                    1.72                  3.36
                                                    ----------------------------------------------------------------
Total income from investment operations                                            3.14                  4.21
Less dividends and distributions to preferred
 shareholders from:
Net investment income                                                             (0.37)                (0.12)
Net realized gain on investments                                                  (0.02)                (0.00)c
                                                    ----------------------------------------------------------------
Total dividends and distributions to preferred
shareholders                                                                      (0.39)                (0.12)
                                                    ----------------------------------------------------------------
Total from investment operations applicable to
common shares                                                                      2.75                  4.09
Less: Offering costs charged to paid-in
capital--common shares
Offering costs charged to paid-in capital--preferred
shares                                                                               --                 (0.04)
Anti-dilutive effect of common share offering                                     (0.02)                (0.14)
Preferred share offering cost adjustment                                             --                  0.05
                                                    ----------------------------------------------------------------
Total offering and organization costs                                             (0.02)                (0.13)
Less dividends and distributions to common
 shareholders from:
Net investment income                                                             (1.03)                (0.67)
Net realized gain on investments                                                  (0.04)                (0.01)
Tax return of capital                                                             (0.09)                (0.00)c
                                                    ----------------------------------------------------------------
Total dividends and distributions to common
shareholders                                                                      (1.16)                (0.68)
                                                    ----------------------------------------------------------------
Net increase in net asset value                                                    1.57                  3.28
                                                    ----------------------------------------------------------------
Net asset value, per common share, end of period      $                   $       23.95        $        22.38
                                                    ----------------------------------------------------------------
Market value, per common share, end of period         $                   $       20.16        $        19.82
Net asset value total returnd                                                     13.16%                21.57%e
Market value returnd                                                               7.55%                 2.82%e

                                                                                                For the Period
                                                        For the                For the           March 30, 2004a
                                                   Eleven Months Ended        Year Ended             through
                                                    November 30, 2006      December 31, 2005     December 31, 2004
                                                 -------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets applicable to common shares, end of
period (in millions)                                $                     $  1,037.6        $        969.4
Ratio of expenses to average daily net assets
applicable to common shares
(before expense reduction)g                                                     1.55%                 1.51%f
Ratio of expenses to average daily net assets
applicable to common shares
(net of expense reduction)g                                                     1.26%                 1.22%f
Ratio of net investment income to average daily
net assets applicable to common
shares (before expense reduction)g                                              5.72%                 5.33%f
Ratio of net investment income to average daily
net assets applicable to common
shares (net of expense reduction)g                                              6.02%                 5.62%f
Ratio of expenses to average daily managed
assets (before expense reduction)g,h                                            1.05%                 1.06%f
Ratio of expenses to average daily managed
assets (net of expense reduction)g,h                                            0.85%                 0.86%f
Portfolio turnover rate                                                           23%                   14%e
Preferred Shares:
Liquidation value, end of period (in 000's)        $                   $     567,000          $    492,000
Total shares outstanding (in 000's)                                               23                    20
Asset coverage per share                           $                   $      70,748          $     74,259
Liquidation preference per share                   $                   $      25,000          $     25,000
Average market value per sharei                    $                   $      25,000          $     25,000
a.	Commencement of operations.

b.	Calculation based on average shares outstanding.

c.	Less than $.005 per share.

d.

Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

e.	Not annualized.

f.	Annualized.

g.	Ratios do not reflect dividend payments to preferred shareholders.

h.	Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

i.	Based on weekly prices.

THE FUND

          The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on January 8, 2004, and is registered as an investment company under the 1940 Act. The Fund issued an aggregate of 41,250,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations with the closing of the initial public offering on March 30, 2004. On May 7, 2004, the Fund issued 2,065,500 additional Common Shares, in connection with a partial exercise by the underwriters of the over allotment option. On May 20, 2004, the Fund issued 3,400 Series M7 AMPS, 3,400 Series T7 AMPS, 3,400 Series W7 AMPS,3,400 Series TH28 AMPS and 3,400 Series F7 AMPS. On November 15, 2004, the Fund issued 2,680 Series T28 AMPS and on December 14, 2005 issued 3,000 Series TH7 AMPS. The Fund's Common Shares are traded on the NYSE under the symbol "UTF." The Fund's principal office is located at 280 Park Avenue, New York, New York 10017, and the Fund's telephone number is (212) 832-3232.

          The following provides information about the Fund's outstanding shares as of , 2007:

Title of Class	Amount Authorized	Amount Held by the Fund or for Its Account	AMOUNT OUTSTANDING
Common Shares	99,980,320	0	43,320,750
Preferred Shares
Series M7 AMPS	3,400	0	3,400
Series T7 AMPS	3,400	0	3,400
Series W7 AMPS	3,400	0	3,400
Series TH7 AMPS	3,000	0	3,400
Series F7 AMPS	3,400	0	3,400
Series T28 AMPS	2,680	0	2,680
Series TH28 AMPS	3,400	0	3,400
Series AMPS	0	0	0

USE OF PROCEEDS

          The Fund estimates that the net proceeds of this offering of the AMPS, after payment of the sales load and offering expenses, will be $ . The net proceeds will be invested in accordance with the policies set forth under "Investment Objective and Policies." The Fund estimates that the net proceeds of this offering will be fully invested in accordance with its investment objective and policies within four months of the completion of this offering. Pending such investment, the proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See "Investment Objective and Policies."

CAPITALIZATION (UNAUDITED)

          The following table sets forth the unaudited capitalization of the Fund as of            , 2007, and as adjusted to give effect to the issuance of the AMPS offered in this prospectus.

                                                                                As of        , 2007
                                                                            ------------------------------------
                                                                            Actual               As Adjusted
                                                                            ---------------      ---------------
                                                                                    (Unaudited)

As of                                    , 2007:

AMPS, $0.001 par value, $25,000 liquidation value; 19,680 shares authorized (3,400 Series M7 AMPS, 3,400 Series T7 AMPS, 3,400
Series W7 AMPS, 3,000 Series TH7 AMPS, 3,400 Series F7 AMPS,
2,680 Series T28 AMPS and 3,400 Series TH28 AMPS outstanding)
shares authorized after giving effect to the issuance of    shares of
Series AMPS..............................................................     $                      $
Common Shares, $.001 par value per share; as of              , 2007,
99,980,320 shares authorized,             shares outstanding.............     $                      $
Paid-in surplus..........................................................     $                      $
Balance of distributions in excess of net investment income..............     $                      $
Accumulated net realized gain (loss) from investment transactions             $                      $
Net unrealized appreciation (depreciation) on investments                     $                      $
Net assets applicable to Common Shares                                        $                      $
Net assets, plus liquidation preference of Preferred Shares                   $                      $
                                                                            ---------------      ---------------

          As used in this prospectus, unless otherwise noted, the Fund's "managed assets" include assets of the Fund attributable to the AMPS and any other outstanding shares of preferred stock, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of the AMPS and any other outstanding shares of preferred stock from "managed assets" so long as the AMPS and any other outstanding shares of preferred stock have redemption features that are not solely within the control of the Fund. In connection with the rating of the AMPS and the Outstanding AMPS, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Charter. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the AMPS. For all regulatory purposes, the Fund's AMPS will be treated as stock (rather than indebtedness).

INVESTMENT OBJECTIVE AND POLICIES

General

          The Fund's investment objective is to seek a high level of after-tax total return through investment in utility securities. In pursuing total return, the Fund equally emphasizes both current income, consisting primarily of tax-advantaged dividend income, and capital appreciation. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

          Under normal market conditions, the Fund invests at least 80% of its managed assets in a portfolio of common stocks, preferred stocks and other equity securities issued by utility companies. In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities that are issued by any type of company. The Fund also may invest up to 25% of its managed assets in preferred securities and other fixed income securities that at the time of the investment are rated below investment grade or that are unrated but judged to be below investment grade by the Fund's Investment Manager. In addition, the Fund may invest up to 20% of its managed assets in securities of foreign issuers.

          The Fund's concentration of its investments in the utility industry makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that industry. See "Risk Factors — Special Risks of Securities Linked to the Utility Industry."

          Although the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.

          Under normal market conditions, the Fund seeks to achieve its objective by investing in a portfolio of income producing securities issued by utility companies. Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market.

          Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under the rules relating to qualified dividend income. The DRD generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under the rules relating to qualified dividend income. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. Individual stockholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company.

          A security will be considered investment grade quality if it is rated "BBB — " or higher by S&P, "Baa3" or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or is unrated but judged to be of comparable quality by the Investment Manager. Bonds of below investment grade quality (BB/Ba or below) are commonly referred to as "junk bonds."

          Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

          Appendix A to the SAI contains a general description of Moody's and S&P's ratings of securities. The Fund's investment objective and certain other policies are fundamental and may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and AMPS (and other outstanding preferred stock) voting together as a single class, and of the holders of a "majority of the outstanding" AMPS (and other outstanding preferred stock) voting together as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

          Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of stockholders, although the Fund has no current intention of doing so.

Investment Strategies

          In making investment decisions with respect to common stocks and other equity securities issued by utility companies, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of dividend yield and capital appreciation. The Investment Manager reviews each company's potential for success in light of general economic and industry trends, as well as the company's quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. The Investment Manager utilizes a value-oriented approach, and evaluates each company's valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield and price/book value, among other metrics.

          In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager seeks to select what it believes are securities that are undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager also takes into account other factors, such as call and other structural features, event risk, the likely directions of ratings and relative value versus other income security classes, among others.

Portfolio Composition

          Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

          The Fund currently invests approximately % of its managed assets in common stocks and approximately % of its managed assets in preferred securities issued by utility companies. These percentages may vary from time to time, consistent with the Fund's investment objective. At any time, under normal circumstances at least 80% of the Fund's managed assets will be invested in equity securities issued by utility companies.

          Securities Issued By Utility Companies. Under normal market conditions, at least 80% of the Fund's managed assets will be invested in common stocks, preferred stocks and other equity securities of utility companies. Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

•	generation, transmission, sale or distribution of electric energy;

•	distribution, purification and treatment of water;

•	production, transmission or distribution of natural gas; and

•	provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

          Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under the rules relating to qualified dividend income. Corporate stockholders are generally permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the Fund that qualify for the DRD. The Fund generally can pass the tax treatment of qualified dividend income it receives through to individual stockholders, provided that holding period and other requirements are met.

          Preferred Securities. The Fund may invest in preferred securities issued by utility companies and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities.

          Initially, the preferred securities component of the Fund will be comprised primarily of hybrid-preferred securities.

          Traditional Preferred Securities. Preferred securities pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

          Pursuant to the DRD, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Individual stockholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company.

          Hybrid-Preferred Securities. Hybrid-preferred securities are a comparatively new asset class. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

          Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid preferred securities include, but are not limited to, trust originated preferred securities ("TOPRS®"); monthly income preferred securities ("MIPS®"); quarterly income bond securities ("QUIBS®"); quarterly income debt securities ("QUIDSsm"); quarterly income preferred securities ("QUIPSsm"); corporate trust securities ("CORTS®"); public income notes("PINES®"); and other hybrid-preferred securities.*

*	TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS is a registered services mark and QUIPS and QUIDS are service marks owned by Goldman, Sachs & Co. QUIBS is a registered service marks owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc. and Salomon Brothers Inc., respectively.

          Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

          Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common stockholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

          Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS® and PINES® are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

Financial Services Company Securities

          Companies principally engaged in financial services are prominent issuers of preferred securities. A company is "principally engaged" in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Debt Securities

          The Fund may invest in debt securities issued by utility companies and other types of issuers. The Fund's investments in debt securities may include investments in convertible debt securities, convertible preferred securities, U.S. dollar-denominated corporate debt securities issued by domestic and non-U.S. corporations and U.S. dollar-denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. Convertible securities are exchangeable for common stock at a predetermined stock (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

          Lower-Rated Securities. The Fund may invest up to 25% of its managed assets in securities that at the time of investment are rated below investment grade (below Baa3 or BBB — ) by Moody's, S&P, Fitch or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Fund's Investment Manager. A security will not be considered to be below investment grade quality if it is rated within the four highest grades (Baa or BBB or better) by Moody's, S&P, Fitch or an equivalent rating by a nationally recognized statistical rating agency or is unrated but judged to be of comparable quality by the Fund's Investment Manager. These below investment grade quality securities are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund's net asset value.

Foreign Securities

          The Fund may invest up to 20% of its managed assets in securities of foreign issuers, including securities represented by American Depository Receipts. The Fund may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund will not invest more than 10% of its managed assets in securities of issuers in so-called "emerging markets" (or lesser developed countries). The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. However, dividend income the Fund receives from securities of certain "qualified foreign corporations"(e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code) will be eligible for the special tax treatment applicable to qualified dividend income.

Preferred Securities and Other Fixed-Income Securities

          The Fund may invest up to 20% of its managed assets in preferred securities and other fixed-income securities that are issued by any type of company.

Common Stocks

          The Fund will invest in common stocks issued by utility companies. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Other Investment Companies

          The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of the AMPS, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the section entitled "Use of Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Illiquid Securities

          While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof(e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

          Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through changes in the market value of its portfolio securities, the Fund should be in a position where more than 10% of the value of its managed assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as the Board and/or the Investment Manager deem advisable, if any, to protect liquidity.

Strategic Transactions

          The Fund may, but is not required to, use various strategic transactions described below to mitigate risks and to facilitate portfolio management. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors. Although the Investment Manager seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

          The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund.

          Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's SAI.

          The Fund also may enter into certain interest rate transactions that are designed in part to reduce the risks inherent in the Fund's issuance of AMPS. See "How the Fund Manages Risk — Interest Rate Transactions."

When-Issued and Delayed Delivery Transactions

          The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at the time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Portfolio Turnover

          The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

Defensive Position

          When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objective and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a utility company. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objective.

Other Investments

          The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment Objective and Policies" in the SAI.

USE OF LEVERAGE

          The Fund may issue other preferred shares, in addition to the AMPS and the Outstanding AMPS, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such preferred shares to increase its assets available for investment, the Fund must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the AMPS.

          The Fund must also comply with certain asset coverage requirements under the 1940 Act. See "Description of AMPS — Rating Agency Guidelines." The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not borrow because the Investment Manager's fees are calculated based on the Fund's managed assets, which includes the liquidation preference of preferred shares, including the AMPS, or any outstanding borrowings. Consequently, the Fund and the Investment Manager may have differing interests in determining whether to leverage the Fund's assets.

          The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, holders of Common Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its Common Shares will reflect the decline in the value of portfolio holdings resulting therefrom.

          To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to holders of Common Shares will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to holders of Common Shares will be less than if leverage had not been used. The Investment Manager may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to holders of Common Shares of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

          The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the AMPS, other preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Investment Manager does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Manager otherwise views as favorable.

          If and to the extent that the Fund employs leverage in addition to the AMPS and the Outstanding AMPS will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

RISK FACTORS

          Risk is inherent in all investing. Before investing, you should consider carefully the following risks that you assume when you invest in AMPS.

Risks of Investing in AMPS

Leverage Risk

          The Fund uses financial leverage for investment purposes by issuing preferred shares. It is currently anticipated that, taking into account the AMPS being offered in this prospectus, the amount of leverage will represent approximately 35% of the Fund's managed assets (as defined below).

          The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility in the net asset value of the Fund's Common Shares and the asset coverage of the AMPS and other outstanding preferred stock. As long as the AMPS and the Outstanding AMPS are outstanding, the Fund does not intend to utilize other forms of leverage.

          Because the fees paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value("NAV") of the Common Shares plus the liquidation preference of the AMPS and other outstanding preferred stock), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

Interest Rate Risk

          The Fund issues preferred shares, such as the AMPS, which pay dividends based on short-term interest rates. The Fund purchases equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to stockholders of the AMPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, dividend rates on the AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See "How the Fund Manages Risk — Interest Rate Transactions."

Auction Risk

          The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also affect the liquidation of your investment. See "Description of AMPS" and "The Auction — Auction Procedures."

          As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

Secondary Market Risk

          If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a special rate period (a dividend period of more than days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the AMPS. Broker-dealers that maintain a secondary trading market for the AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not listed on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period. In addition, a broker-dealer may, in its own discretion, decide to buy or sell the AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS.

          Although broker-dealers buy and sell AMPS for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice.

          As a dealer, a broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. When a broker-dealer submits an order for its own account, it often has an advantage over other bidders because a broker-dealer would have knowledge of some or all of the other orders placed through the broker-dealer in that auction, and thus could determine the rate and size of its order so as to ensure that its order is likely to be accepted in the auction and the auction is likely to clear at a particular rate. For this reason, and because a broker-dealer is appointed and paid by the issuer to serve as a dealer in the auction, a broker-dealer's interests in conducting an auction may differ from those of investors who participate in auctions.

Securities and Exchange Commission Inquiries

          The underwriters have advised the Fund that certain of the underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission in May 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of those underwriters conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff's request, those underwriters are engaging in discussions with the Securities and Exchange Commission staff that may lead to a resolution of its inquiry. Those underwriters and the Fund believe that a resolution of the inquiry will not have a significant effect on the market for the AMPS or the auctions.

Ratings and Asset Coverage Risk

          While it is a condition to the closing of the offering that the AMPS receive the highest credit quality rating from at least two of S&P, Moody's and Fitch, the ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, Moody's, S&P, Fitch, or another rating agency then rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the dividend rate on the AMPS will be the applicable maximum rate based on the credit rating of the AMPS, which will be a rate higher than is then payable currently on the AMPS. See "Description of AMPS — Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet. The Fund may not redeem AMPS if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements.

Portfolio Security Risk

          Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stocks, to make dividend distributions at the level forecast by the Fund's Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager to select securities of utility companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest up to 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") by S&P or Moody's or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund's portfolio, the value of those securities could decline, which would jeopardize the rating agencies' ratings of the AMPS. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund's ability to pay dividends on the AMPS and could result in the redemption of some or all of the AMPS.

Restrictions on Dividends and other Distributions

          Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares, the AMPS and other outstanding preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for Federal income tax purposes. While the Fund intends to redeem the AMPS and other outstanding preferred stock to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "U.S. Federal Taxation."

GENERAL RISKS OF INVESTING IN THE FUND

          The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objective.

Limited Operating History

          The Fund is a non-diversified, closed-end management investment company with a limited operating history.

Investment Risk

          An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Stock Market Risk

          Because prices of equity securities fluctuate from day-to-day, the value of our portfolio will vary based upon general market conditions.

Special Risks of Securities Linked to the Utility Industry

          Since at least 80% of the Fund's managed assets normally will be concentrated in common stocks, preferred stocks and other equity securities issued by utility companies, your investment in the Fund will be significantly impacted by the performance of this industry. The Fund's emphasis on securities of utility issuers makes it more susceptible to adverse economic, political or regulatory occurrences affecting such issuers than a fund that does not have its assets invested to a similar degree in such issuers. The utility industry generally includes companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications services or (iii) infrastructure operations, such as airports, toll roads and municipal services. Certain segments of this industry and individual companies within such segments may not perform as well as the industry as a whole. Issuers in the utility industry are subject to a variety of factors that may adversely affect their business or operations, including:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•	costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

•	effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•	potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.

          Issuers in the utility industry may be subject to regulation by various governmental authorities in various jurisdictions and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Various regulatory regimes also impose limitations on the percentage of the shares of a public utility held by a fund as an investment for its clients. These limitations may unfavorably restrict the ability of the Fund to make certain investments. Generally, prices charged by certain utilities are regulated in the United States with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future. The nature of regulation in the utility industry is evolving. Changes in regulation increasingly allow participants in the utility industry to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within such industries. The emergence of competition may result in certain companies being forced to defend their core businesses which may cause such companies to be less profitable.

          In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as its expenses.

          The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

          Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

          Investments in certain utility companies are also subject to certain additional risks.

          Electric. Electric utilities consist of companies that are engaged principally in one of more of the following activities: the generation, transmission, sale and distribution of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

          The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

          The rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

          Currently, several states are considering deregulation proposals, while other states have already enacted enabling legislation. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets" which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

          Following deregulation of the energy markets in certain states, a number of companies have engaged in energy trading and incurred substantial losses. Certain of these energy trading businesses have been accused of employing improper accounting practices and have been required to make significant restatements of their financial results. In addition, several energy companies have been accused of attempting to manipulate the price and availability of energy in certain states.

          Telecommunications. The telecommunications industry today includes both traditional telephone companies with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.

          In February 1996, the Telecommunications Act of 1996 (the "Act") became law. The Act removed regulatory restrictions on entry that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

          Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. Prolonged changes in climatic conditions can also have a significant impact on both the revenues and expenses of a gas utility.

          Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the water utilities are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

          There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

Special Risks Related to Preferred Securities

          There are special risks associated with investing in preferred securities, including:

          Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

          Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

          Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

          Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

          Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

          Supply of Hybrid-Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The recently enacted legislation that reduced the Federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

          New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

          Financial Services. Companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector.

          Investing in the financial services sector includes the following risks:

•	regulatory actions-- financial services companies may suffer a setback if regulators change the rules under which they operate;

•	changes in interest rates-- unstable interest rates can have a disproportionate effect on the financial services sector;

•	concentration of loans — financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	competition — financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Foreign Securities Risks

          Under normal market conditions, the Fund may invest up to 20% of its managed assets in securities of foreign issuers ("Foreign Securities"). The Fund will not invest more than 10% of its managed assets in Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries). Investments in such securities are particularly speculative. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

          Dividend income the Fund receives from Foreign Securities may not be eligible for the special tax treatment applicable to qualified dividend income. However, dividend income the Fund receives from securities of certain "qualified foreign corporations" (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code) will be eligible for the special tax treatment applicable to qualified dividend income.

          Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

          In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

          In addition, certain investments in Foreign Securities also may be subject to foreign withholding taxes.

          Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

          As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

Interest Rate Risk

          Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as certain utility company common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares may tend to decline if market interest rates rise. Because investors generally look to utility companies for a stream of income, the prices of utility company shares may be more sensitive to changes in interest rates than are other equity securities.

          During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Credit Risk and Lower-Rated Securities Risk

          Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest up to 25% (measured at the time of investment) of its managed assets in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds." These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if, at the time of investment, such security has a rating of "BBB" or higher by S&P, "Baa" or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager to be of comparable quality.

          Lower-rated securities, may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objective may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

          Lower-rated securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate if the issuer of lower-rated securities defaults, and the Fund may incur additional expenses to seek recovery.

          The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

          It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Counter-party Risk

          The Fund will be subject to credit risk with respect to the counter-parties to any derivative contracts purchased by the Fund. If a counter-party becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Other Investment Management Techniques Risk

          The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Investment Manager's ability to predict correctly market movements, which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Convertible Securities Risk

          Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Common Stock Risk

          While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Tax Risk

          The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2008 unless future legislation is passed to make the provisions effective beyond this date. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income. In addition, the Fund may invest in preferred securities or other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See "U.S. Federal Taxation."

Restricted and Illiquid Securities Risk

          The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Portfolio Turnover Risk

          We may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although we cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.

          There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. See "U.S. Federal Taxation."

Inflation Risk

          Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the AMPS, if any, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, dividend rates on the AMPS would likely increase, which would tend to further reduce returns to holders of Common Shares.

Non-Diversified Status

          The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to stockholders. See "U.S. Federal Taxation" in the SAI. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of its total assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. In addition, at the close of each quarter, no more than 25% of the value of its total assets may be invested in the securities of one or more "qualified publicly traded partnerships," as defined in the Code. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies.

Anti-Takeover Provisions

          Certain provisions of the Fund's Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund's structure. The provisions may also have the effect of depriving stockholders of an opportunity to redeem their AMPS. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. See "Description of Common Shares" and "Certain Provisions of the Charter and By-Laws."

Market Disruption Risk

          The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. These events could also adversely affect individual issuers and securities markets, interest rates, auctions and auction participants, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the AMPS. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

HOW THE FUND MANAGES RISK

Investment Limitations

          The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares, the AMPS and other outstanding preferred stock voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS and other outstanding preferred stock voting together as a separate class. Among other restrictions, the Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry except for the utility industry.

          The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from nationally recognized rating agencies on the AMPS. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Stockholders or the Fund's ability to achieve its investment objective. See "Investment Restrictions" in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Interest Rate Transactions

          In order to seek to reduce the interest rate risk inherent in the Fund's capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap a fixed rate payment in exchange for the counter-party agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the AMPS, any other outstanding shares of preferred stock or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counter-party to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counter-party payments of the difference based on the notional amount of such cap. If the counter-party to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the AMPS and other outstanding preferred stock or rate of interest on borrowings. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could negatively impact the Fund's ability to make dividend payments on the AMPS and other outstanding preferred stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the AMPS.

          To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the terms of the AMPS, if the Fund fails to maintain the required asset coverage on the AMPS or any other shares of preferred stock or fails to comply with other covenants, the Fund may be required to redeem some or all of the AMPS.

          The Fund may choose or be required to redeem some or all of the AMPS and any other outstanding shares of preferred stock or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction.

          Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

          The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction marked to market daily. The Fund would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with applicable tax requirements.

MANAGEMENT OF THE FUND

          The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Manager

          Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice to, and, in general, to conduct the management and investment program of, the Fund under the overall supervision and control of the Directors of the Fund. The Investment Manager was formed in 1986 and had approximately $27.2 billion of assets under management as of October 31, 2006. Its current clients include pension plans, endowment funds and registered investment companies, including each of the open-end and closed-end Cohen & Steers funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol "CNS."

Investment Management Agreement

          Under its Investment Management Agreement with the Fund (the "Investment Management Agreement"), the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

          For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .85% of the average daily managed assets of the Fund. Managed assets are the net asset value of the Common Shares plus the liquidation preference of the AMPS (and other outstanding preferred stock). In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent accountants, expenses of issuing and repurchasing shares, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of .20% of average daily total managed assets for the first five years of the Fund's operations, .15% of average daily managed assets in year six, .10% of average daily managed assets in year seven and .05% of average daily managed assets in year eight. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of the AMPS and other outstanding shares of preferred stock used for leverage.

          The Fund's portfolio managers who are primarily responsible for the day to day management of the Fund's portfolio are:

          Robert S. Becker — Mr. Becker has been a portfolio manager of the Fund since its inception. He joined the Investment Manager as a Senior Vice President in 2003. Mr. Becker is the director of the Cohen & Steers utility investment team and is a portfolio manager of certain other Cohen & Steers funds. Prior to joining Cohen & Steers, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

          William F. Scapell — Mr. Scapell has been a portfolio manager of the Fund since its inception. He joined the Investment Manager as a Senior Vice President in 2003. Mr. Scapell is the director of the Cohen & Steers fixed income investment team and is a portfolio manager of certain other Cohen & Steers funds. Prior to joining Cohen & Steers, Mr. Scapell was a director in the fixed income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Before joining Merrill Lynch's research department, Mr. Scapell worked in Merrill Lynch Treasury with a focus on balance sheet management. Prior to working for Merrill Lynch, Mr. Scapell was employed at the Federal Reserve Bank of New York in both bank supervision and monetary policy roles. Mr. Scapell is a Chartered Financial Analyst.

          See "Compensation of Directors and Certain Officers" and "Investment Advisory and Other Services" in the SAI for further information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Administration and Sub-Administration Agreement

          Under its Administration Agreement with the Fund, the Investment Manager has responsibility for providing certain administrative services and accounting functions and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

          In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

          Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets up to $1 billion, ..04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund's average daily managed assets in excess of $1.5 billion. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets (including the liquidation value of the AMPS and any other outstanding shares of preferred stock) in the Fund at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and ..01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .03%, etc.). The Fund is then responsible for its pro rata amount of the aggregate sub-administration fee. State Street Bank also serves as the Fund's custodian and The Bank of New York has been retained to serve as the Fund's auction agent, transfer agent, dividend paying agent and registrar for the Fund's AMPS. See "Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar."

DESCRIPTION OF AMPS

          The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Fund's Articles Supplementary attached as Appendix B to the SAI.

General

          Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of the holders of Common Shares. The AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS will rank on a parity with the Outstanding AMPS and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The AMPS carry one vote per share on all matters on which such shares are entitled to vote. The AMPS, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights.

          Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued AMPS. The Board of Directors may by resolution classify or reclassify any authorized and unissued AMPS from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares.

          The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Rate Periods

          General. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the AMPS will be days and the dividend rate for this period will be %. Subsequent rate periods will be days, and the dividend rate will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "Designation of Special Rate Periods" below.

          Dividend Payment Dates. Dividends on the AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Charter and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.

          If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

•	the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

•	the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

          Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current broker-dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a broker-dealer or a broker-dealer's designee as agent member.

          Calculation of Dividend Payment. The Fund computes the dividends per share payable on the AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.

          Dividends on the AMPS will accumulate from the date of their original issue, which is , 2007. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

          The maximum applicable rate for any regular period will be the higher of (as set forth in the table below) the applicable percentage of the Reference Rate or the applicable spread plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. Te applicable percentage or applicable spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a maximum applicable rate for a special rate period. The applicable percentage or applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

Credit Ratings
Moody's	S&P	Applicable Percentage of Reference Rate:	Applicable Spread
Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and below	BB+ and below	300%	300 bps

          Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

          The Applicable Percentage and the Applicable Spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the broker-dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in this prospectus under "—Rating Agency Guidelines" below). The Fund will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for the AMPS. If neither Moody's nor S&P will make such a rating available, the Fund will select another rating agency to act as a substitute rating agency.

          On or prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit, subject to applicable cure periods, will result in a default period during which no auction will be held. The Fund does not intend to establish any reserves for the payment of dividends.

          Restriction on Dividends and Other Distributions. While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions have been satisfied:

•	in the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "—Rating Agency Guidelines" below);

•	in the case of S&P's coverage requirements, immediately after such transaction, the Aggregate S&P value (i.e., the aggregate value of the Fund's portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

•	immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under "—Rating Agency Guidelines" below) is met;

•	full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

•	the Fund has redeemed the full number of the AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

          The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with the AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on the AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

           Designation of Special Rate Periods. The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each broker-dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS and the lead broker-dealer designated by the Fund, initially , must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the shares of the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

Voting Rights

          Except as noted below, the Fund's Common Shares and the AMPS (and the Outstanding AMPS) have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of the AMPS (and other outstanding preferred stock), as a separate class, vote to elect two Directors, and the holders of the Common Shares and holders of AMPS (and other outstanding preferred stock) vote together as a single class to elect the remaining Directors. In addition, during any period ("Voting Period") in which the Fund has not paid dividends on the AMPS (and other outstanding preferred stock) in an amount equal to two full years dividends, the holders of the AMPS (and other outstanding preferred stock), voting together as a single class, are entitled to elect (in addition to the two Directors described above) the smallest number of additional Directors as is necessary to ensure that a majority of the Directors has been elected by the holders of the AMPS (and other outstanding preferred stock). The holders of AMPS (and other outstanding preferred stock) will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

          In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the AMPS (and other outstanding preferred stock) of the number of Directors that such holders are entitled to elect. The persons elected by the holders of the AMPS (and other outstanding preferred stock), together with the incumbent Directors, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the AMPS (and other outstanding preferred stock) have been paid or provided for, the terms of office of the additional Directors elected by the holders of the AMPS (and other outstanding preferred stock) will terminate.

          So long as any of the AMPS (and other outstanding preferred stock) are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding AMPS (and other outstanding preferred stock), (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable Federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS (and other outstanding preferred stock), (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

          In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS (together with other outstanding preferred stock) shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under "Investment Restrictions" in the SAI and changes in the Fund's subclassification as a closed-end investment company.

          The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

          The Common Shares and the AMPS (and other outstanding preferred stock) also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of the AMPS (and other outstanding preferred stock) described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares and the AMPS (and other outstanding preferred stock), voting together as a single class, necessary to authorize the action in question.

          For purpose of any right of the holders of the AMPS to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of AMPS is not entitled to vote and the AMPS will not be deemed to be outstanding for the purpose of voting or determining the number of the AMPS required to constitute a quorum, if prior to or concurrently with a determination of the AMPS entitled to vote or of the AMPS deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those AMPS and sufficient Deposit Securities (as defined in the SAI) for the redemption of those AMPS were deposited.

Rating Agency Guidelines

          The Fund is required under S&P and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the AMPS (and other preferred stock) then outstanding (plus accrued and projected dividends), (ii) the total principal of any senior debt, (iii) certain Fund expenses and (iv) certain other current liabilities.

          The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, as of the last business day of each month in which the AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are stock of the Fund, including the AMPS and other outstanding preferred stock (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("1940 Act Preferred Shares Asset Coverage"). S&P and Moody's have agreed that the auditors must certify once per year the asset coverage test. Based on the Fund's assets and liabilities as of , 2007 and assuming the issuance of all the AMPS offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to the AMPS (and the Outstanding AMPS) would be computed as follows:

Value of Fund assets less liabilities not constituting senior securities Senior securities representing indebtedness plus liquidation value	= ______________ = %

of the AMPS and the Outstanding AMPS

          If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem the AMPS as described below under "—Redemption."

          The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody's to the AMPS.

          The Board of Directors may amend the definition of maximum applicable rate to increase the percentage amount by which the reference rate is multiplied, or the percentage spread added to the reference rate, to determine the maximum applicable rate without the vote or consent of the holders of AMPS or any other stockholder of the Fund, but only with confirmation from each rating agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount.

          As described by S&P and Moody's, the AMPS rating is an assessment of the capacity and willingness of the Fund to pay the AMPS' obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell the AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody's by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

          The rating agency guidelines will apply to the AMPS only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody's for rating the AMPS.

Redemption

          Mandatory Redemption. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage or (3) file a required certificate related to asset coverage on time, the AMPS will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

          Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may, without the consent of the holders of the AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

          Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, and any other outstanding preferred stock, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding shares of preferred stock.

Liquidation

          Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of the AMPS of the full preferential amounts provided for as described herein, the holders of the AMPS as such will have no right or claim to any of the remaining assets of the Fund.

          Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

THE AUCTION

General

          The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell the AMPS. See the Articles Supplementary for a more complete description of the auction process.

          Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for the AMPS, so long as the applicable rate for the AMPS is to be based on the results of an auction.

          The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

          Broker-Dealer Agreements. Each auction requires the participation of one or more broker-dealers. The auction agent will enter into agreements with several broker-dealers selected by the Fund, which provide for the participation of those broker-dealers in auctions for the AMPS.

          The auction agent will pay to each broker-dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the AMPS held by a broker-dealer's customer upon settlement in an auction. For any special rate period, the service charge will be determined by mutual consent of the Fund and any such broker-dealer or broker-dealers and will be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. For purposes of the foregoing, the AMPS will be placed by a broker-dealer if such shares were (i) the subject of hold orders deemed to have been made by beneficial owners that were acquired by such beneficial owners through such broker-dealer or (ii) the subject of the following orders submitted by such broker-dealer: (A) a submitted bid of a beneficial owner that resulted in such beneficial owner continuing to hold such shares as a result of the auction, (B) a submitted bid of a potential beneficial owner that resulted in such potential beneficial owner purchasing such shares as a result of the auction or (C) a submitted hold order. A broker-dealer may share a portion of any such fees with non-participating broker-dealers that submit orders to the broker-dealer for an auction that are placed by that broker-dealer in such auction.

Auction Procedures

          Prior to the submission deadline on each auction date for the AMPS, each customer of a broker-dealer who is listed on the records of that broker-dealer (or, if applicable, the auction agent) as a beneficial owner of the AMPS may submit the following types of orders with respect to the AMPS to that broker-dealer:

Hold Order—indicating its desire to hold the AMPS without regard to the applicable rate for the next rate period.

Bid—indicating its desire to purchase or hold the indicated number of AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an offer to sell the AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.

Sell Order—indicating its desire to sell the AMPS at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.

          A beneficial owner of the AMPS may submit different types of orders to its broker-dealer with respect to the AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its broker-dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its broker-dealer. A beneficial owner that fails to submit an order to its broker-dealer will ordinarily be deemed to have submitted a hold order to its broker-dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its broker-dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its broker-dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.

          A potential holder is either a customer of a broker-dealer that is not a beneficial owner of the AMPS but that wishes to purchase the AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its broker-dealer in which it offers to purchase the AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

          The broker-dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to comply with these procedures. Any order placed with the auction agent by a broker-dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a broker-dealer by a beneficial owner or potential holder. Similarly, any failure by a broker-dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its broker-dealer an order in respect of the AMPS held by it. A broker-dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by the broker-dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.

          There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by broker-dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by broker-dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the AMPS for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by broker-dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the AMPS available for purchase in the auction.

          If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special rate period and there not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of the AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the reference rate.

Bidding by Broker-Dealers

          A broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. If a broker-dealer submits an order for its own account, it often has an advantage over other bidders because the broker-dealer would have knowledge of some or all of the other orders placed through the broker-dealer in that auction, and thus could determine the rate and size of its order so as to ensure that its order is likely to be accepted in the auction and the auction is likely to clear at a particular rate. For this reason, and because initial broker-dealers are appointed and paid by the Fund to serve as broker-dealers in the auction, the initial broker-dealers' interests in conducting an auction may differ from those of existing holders and potential holders who participate in auctions. An initial broker-dealer would not have knowledge of orders submitted to the auction agent by any other broker-dealer that is subsequently appointed to accept orders pursuant to a broker-dealer agreement.

          A broker-dealer routinely places one or more bids in an auction for its own account to acquire the AMPS for its inventory, to prevent a failed auction or an auction from clearing at a rate that the broker-dealer believes is higher than the market for similar securities at the time it makes its bid. A broker-dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it.

          When bidding for its own account, a broker-dealer may bid outside the range of rates that it posts in its Price Talk. See "—Price Talk."

          In addition, a broker-dealer routinely encourages bidding by others in auctions generally, including to prevent a failed auction (which would result in the auction rate settling at the maximum rate) or an auction from clearing at a rate that the broker-dealer believes is higher than the market for similar securities. A broker-dealer routinely encourages such bids even after obtaining knowledge of some or all of the other orders submitted through it.

          Bids by a broker-dealer or by those it may encourage to place bids are likely to affect (i) the auction rate—including preventing the auction rate from becoming the maximum rate or otherwise causing bidders to receive a higher or lower rate than they might have received had the broker-dealer not bid or not encouraged others to bid and (ii) the allocation of AMPS being auctioned—including displacing some bidders who may have their bids rejected or receive fewer AMPS than they would have received if a broker-dealer had not bid or encouraged others to bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the AMPS involves no significant liquidity or credit risk. A broker-dealer is not obligated to continue to place such bids or encourage other bidders to do so in any particular auction to prevent an auction from failing or clearing at an off-market rate. Investors should not assume that a broker-dealer will do so, or that failed auctions and unfavorable auction rates will not occur.

          In any particular auction, if all outstanding AMPS are the subject of submitted hold orders, the auction rate for the next succeeding dividend period will be the minimum rate (such a situation is called an "all-hold auction"). When an all-hold auction is likely, a broker-dealer may, but is not obligated to, advise existing holders of that fact, which might facilitate the submission of bids by existing holders that would avoid the occurrence of an all-hold auction. If a broker-dealer decides to inform existing holders of the likelihood of an all-hold auction, it will make that information available to all existing holders at the same time.

          If a broker-dealer holds auction rate securities for its own account on the date of an auction of such securities, a broker-dealer will submit an order into the auction to sell such securities.

          The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

          Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

          The first auction for the AMPS will be held on , 2007, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during the special rate periods, auctions for the AMPS normally will be held every days, and each subsequent dividend period for the AMPS normally will begin on the following business day.

          The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate for all 500 shares

Current Holder B	Owns 300 shares, wants to hold	Hold order--will take the auction rate

Current Holder C	Owns 200 shares, wants to sell all 200 shares	Bid order of 3.9% rate for all 200 shares if auction rate is less than 3.9%

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

          The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Remarketing/Service Fees

          For many auction rate securities, each broker-dealer has been appointed by the issuer of the securities to serve as a dealer in the auction and is paid by the issuer for its services. Specifically, a broker-dealer receives a remarketing or service fee from the issuer at an annual rate of generally 0.25% of the purchase price of securities sold or placed through the broker-dealer. As a result, a broker-dealer's interests in conducting an auction may differ from those of investors who participate in auctions. A broker-dealer may share a portion of such fees with other broker-dealers that submit orders through a broker-dealer that the broker-dealer places in the auction. Equally, another auction dealer may share with a broker-dealer a portion of the fees it receives from an issuer when that dealer submits orders for the broker-dealer (on behalf of the broker-dealer or its customers) into auctions in which the broker-dealer does not serve as a dealer.

"Price Talk"

          Before the start of an auction, a broker-dealer may, in its discretion, make available to existing holders and potential holders a broker-dealer's good faith judgment of the range of likely clearing rates for the auction based on market and other information. This is known as "Price Talk." Price Talk is not a guaranty, and existing holders and potential holders are free to use it or ignore it. A broker-dealer communicates Price Talk by posting it on a permissioned offering screen or by other electronic means. A broker-dealer may occasionally update and change the Price Talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Such changes will be posted on a permissioned offering screen or made available by other electronic means.

"All or Nothing" Bids and Market Orders

          A broker-dealer does not accept "all-or-nothing" bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of securities where there are not sufficient sell orders to fill all bids at the clearing rate. Nor does a broker-dealer accept market order bids.

No Assurances Regarding Auction Outcomes

          The broker-dealers provide no assurance as to the outcome of any auction. Nor do the broker-dealers provide any assurance that any bid will be accepted or that the auction will clear at a rate that a bidder considers acceptable. Bids may be rejected or may be only partially filled, and the rate on any AMPS purchased or retained may be lower than the bidder expected.

Deadlines/Auction Periods

          Each particular auction has a formal time deadline by which all bids must be submitted by the broker-dealers to the auction agent. This deadline is called the "submission deadline." To provide sufficient time to process and submit customer bids to the auction agent before the submission deadline, the broker-dealers impose an earlier deadline—called the "internal submission deadline"—by which bidders must submit bids to the broker-dealers. The internal submission deadline is subject to change by the broker-dealers. The internal submission deadline and any changes to it will be posted on a permissioned offering screen or made available by other electronic means. The broker-dealers may submit bids for their own accounts at any time until the auction submission deadline. Some auction agents allow for the correction of clerical errors up to 40 minutes after the auction submission deadline.

          During any auction period, the Fund may change the length of the next auction period. In such circumstances, the Fund may request that broker-dealers submit orders for their own account in the first auction at which the new auction period will apply to the AMPS. In this context, the rate bid by a broker-dealer may effectively place an upper limit on the rate that can be set at the auction at a rate that is below the "maximum" rate. A broker-dealer would typically receive a fee for providing such a service to the issuer of securities.

Secondary Market Trading and Transfer of AMPS

          The underwriters are not required to make a market in the AMPS. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase the AMPS in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a broker-dealer may, in its own discretion, decide to buy or sell AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS. Although broker-dealers buy and sell AMPS for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice.

          You may sell, transfer, or otherwise dispose of the AMPS only in whole shares and only

•	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

•	to a broker-dealer; or

•	to such other persons as may be permitted by the Fund; provided, however, that (i) if you hold your AMPS in the name of a broker-dealer, a sale or transfer of your AMPS to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the AMPS immediately after the transaction; and (ii) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

          Further description of the auction procedures can be found in the Articles Supplementary.

DESCRIPTION OF COMMON SHARES

          The Fund is authorized to issue 99,974,200 shares of Common Shares, par value $.001 per share. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange or redemption rights. Each Common Share has equal voting, dividend, distribution and liquidation rights. Whenever the AMPS and any other preferred stock are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the AMPS and other outstanding preferred stock have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be at least 200% after giving effect to the distribution.

          Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

          The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors has been divided into three classes. At the annual meeting of stockholders in each year, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

          The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and the AMPS (and other outstanding preferred stock) outstanding at the time, voting together as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.

          The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and the AMPS (and other preferred stock) outstanding at the time, voting together as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.

          The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of Common Shares and the AMPS (and other preferred stock) outstanding at the time, voting as a single class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of Common Shares and the AMPS (and other preferred stock) outstanding at the time, voting together as a single class, other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

    (ii)        issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

    (iii)        sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

(v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under Federal or Maryland law.

          However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

          These provisions are in addition to any special voting rights granted to the holders of the AMPS in the Charter. See "Description of AMPS—Voting Rights." The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.

          Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

CONVERSION TO OPEN-END FUND

          The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Description of AMPS—Voting Rights" and "Certain Provisions of the Charter and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all the AMPS (and any other preferred stock) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares.

          Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

REPURCHASE OF COMMON SHARES

          Common shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of the Common Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although holders of Common Shares will not have the right to redeem the Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at net asset value.

          The acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. Furthermore, the acquisition of Common Shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of Common Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act. See "U.S. Federal Taxation" for a description of the potential tax consequences of a repurchase of Common Shares.

U.S. FEDERAL TAXATION

          The following discussion offers only a brief outline of the U.S. Federal income tax consequences of investing in the Fund and is based on the U.S. Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. Federal Income Tax Treatment of the Fund

          The Fund has elected to be treated as, and intends to qualify annually as, a regulated investment company (a "RIC") under Subchapter M of the Code. To qualify, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. Federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

          For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. Federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the "Distribution Requirement"). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year or failed to satisfy the Distribution Requirement in any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders, and (b) its stockholders would treat any such distributions, including distributions of net capital gain, as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible (i) for the DRD available to corporate stockholders and (ii) for treatment as qualified dividend income in the case of individual stockholders.

          The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. Federal income tax liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a Fund stockholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's gross income.

          The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year unless the Fund elects to use a calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. Federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the stockholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to stockholders of record on a date in such a month and paid by the Fund during January of the following year.

          Any such distribution thus will be taxable to stockholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

U.S. Federal Income Tax Treatment of Holders of AMPS

          Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. Federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. However, even if income received in the form of ordinary income is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other Federal income tax purposes. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain "qualified foreign corporations" (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. Dividend income that the Fund receives from utility companies will generally be treated as qualified dividend income, although there can be no assurance in this regard. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

          Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their AMPS. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a stockholder's shares and, after that basis has been reduced to zero, will constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the AMPS and other outstanding preferred stock in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the AMPS and any other preferred stock. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS (and other outstanding preferred stock), distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

          Stockholders will be notified annually as to the U.S. Federal tax status of distributions.

Sale of Shares

          The sale or other disposition of the AMPS generally will be a taxable transaction for U.S. Federal income tax purposes. Selling holders of the AMPS generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such AMPS.

          If the AMPS are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of the AMPS by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

          Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%). However, any loss realized upon a taxable disposition of the AMPS held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of the AMPS may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

Backup Withholding

          The Fund may be required to withhold, for U.S. Federal income taxes, a portion of all taxable dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder's Federal income tax liability if the appropriate information is provided to the IRS.

Other Taxation

          Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Under the American Jobs Creation Act of 2004 (the "Jobs Creation Act"), U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. In addition, the Jobs Creation Act provides that distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. Federal income tax return. These rules apply to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the AMPS.

Further Information

          The SAI summarizes further Federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein.

          Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

UNDERWRITING

          Subject to the terms and conditions stated in the purchase agreement dated            , 2007, each underwriter named below, for which              is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.

Underwriter	Number of AMPS
Total	_______________

          The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody's and S&P, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS sold if they purchase any of the AMPS. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of those liabilities.

          The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not to exceed $ per share. The sales load the Fund will pay of $ per share is equal to % of the initial offering price of the AMPS. After this offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in this offering on or before , 2007.

          The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as counter-parties in connection with the interest rate transactions described above after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

          The underwriters have advised the Fund that certain of the underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission in May 2004. The letters requested that each of those firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of those underwriters conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff's request, those underwriters are engaging in discussions with the Securities and Exchange Commission staff that may lead to a resolution of its inquiry. Those underwriters and the Fund believe that a resolution of the inquiry will not have a significant effect on the market for AMPS or the auctions.

          The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the SAI.

          The principal business address of                                                                 is                                                                 .

          The settlement date for the purchase of the AMPS will be                                , 2007, as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Exchange Act.

CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND REGISTRAR

          The Bank of New York, whose address is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent and registrar for the AMPS. State Street Bank, whose principal business address is One Lincoln Street, Boston, Massachusetts 02111, has been retained to act as custodian of the Fund's investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

LEGAL OPINIONS

          The validity of the shares offered hereby is being passed on for the Fund by Stroock & Stroock & Lavan LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by                     . Venable LLP will opine on certain matters pertaining to Maryland law. Stroock & Stroock & Lavan LLP and may rely as to certain matters of Maryland law on the opinion of Venable LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The financial statements of the Fund for the period from March 30, 2004 through December 31, 2005 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report given upon the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information

Statement of Additional Information

Investment Objective and Policies, Additional Information Regarding Fund Investments

Investment Restrictions

Management of the Fund

Compensation of Directors and Certain Officers

Investment Advisory and Other Services

Portfolio Transactions and Brokerage

Determination of Net Asset Value

Additional Information Concerning the Auctions for AMPS

S&P and Moody's Guidelines

U.S. Federal Taxation

Performance Data and Index Returns

Experts

Report of Independent Registered Public Accounting Firm

Financial Information

Appendix A: Ratings of Investments

Appendix B : Articles Supplementary	A-1 B-1

$

[Cohen & Steers
Select Utility Income Fund Logo]

Cohen & Steers Select Utility Income Fund, Inc.

Auction Market Preferred Shares ("AMPS")
Shares, Series
Liquidation Preference $25,000 Per Share

_________________

PROSPECTUS

_________________

                    , 2007

Subject to Completion, dated December 21, 2006

[COHEN & STEERS
SELECT UTILITY FUND LOGO]

280 PARK AVENUE
NEW YORK, NEW YORK 10017
(800) 437-9912

STATEMENT OF ADDITIONAL INFORMATION

Auction Market Preferred Shares

Shares, Series

                          , 2007

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus of Cohen & Steers Select Utility Fund, Inc.,
dated          , 2007 (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained free of charge by writing or calling the address or phone number shown above. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov).

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

General Information
Statement of Additional Information
Investment Objective and Policies Additional Information Regarding Fund Investments
Investment Restrictions
Management of the Fund
Compensation of Directors and Certain Officers
Investment Advisory and Other Services
Portfolio Transactions and Brokerage
Determination of Net Asset Value
Additional Information Concerning the Auctions for AMPS
S&P and Moody's Guidelines
U.S. Federal Taxation
Experts
Report of Independent Registered Public Accounting Firm
Financial Information
Appendix A: Ratings of Investments
Appendix B: Articles Supplementary	Page 2 2 2 8 10 13 14 23 24 25 26 38 44 44 45 A-1 B-1

Page

GENERAL INFORMATION

          Cohen & Steers Select Utility Fund, Inc. (the "Fund"), is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Maryland corporation on January 8, 2004. Cohen & Steers Capital Management, Inc. (the "Investment Manager") serves as the Fund's investment manager. The Fund's investment objective is to achieve a high level of after-tax total return through investment in utility securities. No assurance can be given that the Fund will achieve its investment objective.

STATEMENT OF ADDITIONAL INFORMATION

          Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIESADDITIONAL
INFORMATION REGARDING FUND INVESTMENTS

          The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

Investments in Utility Companies

          Under normal market conditions, we will invest at least 80% of our managed assets in common stocks, preferred stocks and other equity securities of companies engaged in the utility industry ("utility companies"). Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the: generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; production, transmission or distribution of natural gas; and provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media

Preferred Securities

          The Fund may invest in preferred securities issued by utility companies and other types of companies. The taxable preferred securities (as defined in the next paragraph) in which the Fund may invest do not qualify for the dividends received deduction (the "DRD") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code") and are not expected to provide significant benefits under the rules relating to "qualified dividend income." The DRD generally allows corporations to deduct from their income 70% of dividends received. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Accordingly, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

          There are two basic types of preferred securities: traditional preferred securities and hybrid-preferred securities. When used in this SAI and the Prospectus, taxable preferred securities refer generally to hybrid-preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income), such as preferred securities issued by real estate investment trusts ("REITs").

          Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities, real estate and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

          Hybrid-Preferred Securities. The hybrid-preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (the "NYSE"), trade and are quoted "flat" (i.e., without accrued dividend income) and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade and are quoted on an "accrued income" basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

          Hybrid-preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

          Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS® and PINES® are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities. See "Investment Objective and Policies—Portfolio Composition—Hybrid-Preferred Securities" in the Fund's Prospectus for a general description of hybrid-preferred securities.

Short-Term Fixed Income Securities

          For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund's investment objective, the Fund may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

(1)

U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)

Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest and only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

(4)

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5)	Bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars.

(6)	Money market mutual funds.

Lower Rated Securities

          The Fund may invest up to 25% of its managed assets (measured at the time of purchase) in securities rated below investment grade, such as those rated below Baa3 or BBB — by Moody's and S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager to be below investment grade. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

          The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

          Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective will be more dependent on the Fund's credit analysis than would be the case when the Fund invests in rated securities.

Strategic Transactions

          Consistent with its investment objective and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts and options thereon exchange-listed and over-the-counter put and call options on securities and financial indices and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured.

          Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the Prospectus, to hedge against increased dividend rates on the AMPS and Outstanding AMPS or increases in the Fund's cost of borrowing. For a more complete discussion of interest rate transactions, see the section entitled "How the Fund Manages Risk—Interest Rate Transactions" in the Prospectus.

          Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("future contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund's futures transactions will be entered into for traditional hedging purposes—i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase.

          The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

          Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

          Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ("calls") on securities, futures contracts and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument that it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

          Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities, financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

          The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager; and (iv) the obligation to meet additional variation margin or other payment requirements.

          Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See "U.S. Federal Taxation."

Other Investment Companies

          The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the AMPS, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the section entitled "Use of Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Restricted and Illiquid Securities

          When purchasing securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

          The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Directors. The Investment Manager monitors carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Forward Commitment Securities

          The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

          Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Reverse Repurchase Agreements

          The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Use of Leverage," since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

          If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

INVESTMENT RESTRICTIONS

          The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

           The Fund may not:

           1.     Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

           2.      Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

           3.      Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

           4.           Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

           5.      Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

           6.      Invest more than 25% of its managed assets in securities of issuers in any one industry other than the utility industry, with at least 25% of the Fund's managed assets being invested in the utility industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

           7.     Purchase preferred securities and other fixed income securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund's managed assets would then be invested in such securities;

           8.      Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

           9.      Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

           10.      Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

           11.      Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

          The investment restrictions numbered 1 through 6 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares, the AMPS and any other shares of outstanding preferred stock voting as a single class, and the holders of a "majority of the outstanding" AMPS (and the Outstanding AMPS) voting together as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 7 through 11 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

          Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance, the Fund's asset coverage with respect to such preferred shares is at least 200%. The Fund's asset coverage with respect to preferred shares is measured as the ratio that the Fund's total assets, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the liquidation value of the Fund's outstanding preferred shares (such ratio, "Preferred Shares Asset Coverage"). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's Preferred Shares Asset Coverage is at least 200%. The Fund intends, to the extent possible, to purchase or redeem the AMPS and any other shares of outstanding preferred stock from time to time to the extent necessary in order to maintain a Preferred Shares Asset Coverage of at least 200%. If the Fund has AMPS and any other shares of preferred stock outstanding, two of the Fund's Directors will be elected by the holders of the AMPS and any other shares of outstanding preferred stock, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares, AMPS and any other shares of outstanding preferred stock voting together as a single class. In the event the Fund failed to pay dividends on the AMPS and any other shares of outstanding preferred stock for two years, holders of the AMPS and any other shares of outstanding preferred stock, voting together as a single class, would be entitled to elect a majority of the Directors of the Fund.

          Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing, the Fund's asset coverage related to such borrowings is at least 300%. The Fund's asset coverage with respect to indebtedness is the ratio that the Fund's total assets, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund (such ratio, "Indebtedness Asset Coverage"). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's Indebtedness Asset Coverage is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Fund's Board of Directors.

MANAGEMENT OF THE FUND

          The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Manager, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.

          Basic information about the identity and experience of each Director and officer is set forth in the charts below. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc. ("CNS"), a publicly traded company whose common stock is listed on the NYSE under the symbol "CNS."

          The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the fund complex, and other directorships held by the Director are set forth below.

Name, Address(1) And Age	Position Held With the Fund(2)	Term	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Length of Time Served(3)

Interested Directors*

Robert H. Steers Age: 53	Director and Co-Chairman	2009	Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Prior thereto, Chairman of the Investment Manager.	1991 to present

Martin Cohen Age: 57	Director and Co-Chairman	2007	Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Prior thereto, President of the Investment Manager.	1991 to present

Disinterested Directors

Bonnie Cohen** Age: 63	Director	2008	Private Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	2001 to present

George Grossman Age: 52	Director	2009	Attorney-at-law.	1993 to present

Richard E. Kroon Age: 64	Director	2008	Board member of Finlay Enterprises,
Inc. (operator of department store fine jewelry leased departments), and a member of Investment Subcommittee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation, and former chairman of the National Venture Capital Association.	2004 to present

Richard J. Norman Age: 63	Director	2007	Private Investor. Prior thereto, Investment Representative of Morgan Stanley Dean Witter. President of the Board of Directors of Maryland Public Television; Board Member, Salvation Army.	2001 to present

Frank K. Ross Age: 63	Director	2007	Professor of Accounting, Howard University. Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	2004 to present

Willard H. Smith, Jr.*** Age: 69	Director	2008	Board member of Essex Property Trust, Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	1996 to present

C. Edward Ward, Jr. Age: 60	Director	2009	Member of Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the NYSE.	2004 to present

_________________________________________________

*	Messrs. Cohen and Steers are "interested persons" as defined in the 1940 Act because of their positions with the Investment Manager.

**	Martin Cohen and Bonnie Cohen are unrelated.

***	Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an "interested person" of the Fund (as defined in the 1940 Act), until after the completion of this offering of the AMPS. After completion of this offering, he will be a disinterested Director.

(1)	The address for all Directors is 280 Park Avenue, New York, NY 10017.

(2)

Each Director has served as a Director of the Fund since the Fund's inception, and also serves as a Director of 19 other Cohen & Steers open- and closed-end registered investment companies (collectively, with the Fund, comprised of 20 investment portfolios, the "Cohen & Steers Funds").

(3)	The length of time served represents the year in which the Director was first elected or appointed to any of the Cohen & Steers Funds.

          The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

Name, Address and Age(1)	Position(s) Held with Fund and Term(2)	Principal Occupation During Past Five Years	Length of Time Served

Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of the Investment Manager since August 2003. Senior Vice President of the Investment Manager from 1998 to August 2003.	Since 2005

Joseph M. Harvey Age: 42	Vice President	President of the Investment Manager since 2003 and prior to that, Senior Vice President and director of investment research.	Since 2004

James S. Corl Age: 39	Vice President	Executive Vice President of the Investment Manager since 2004 and prior to that, Senior Vice President of the Investment Manager.	Since 2004

Rober Becker Age: 36	Vice President	Senior Vice President of the Investment Manager since 2003. Prior thereto, co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments.	Since 2003

William F. Scapell Age: 39	Vice President	Senior Vice President of the Investment Manager since February 2003. Prior thereto, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

Thomas N. Bohjalian Age:	Vice President	Senior Vice President of the Investment Manager since 2002. Prior thereto, vice president and REIT analyst at AEW Capital Management.	Since 2006

James Giallanza Age: 40	Treasurer	Senior Vice President of the Investment Manager since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Jay J. Chen Age: 43	Assistant Treasurer	Senior Vice President of the Investment Manager since August 2003. Prior thereto, Vice President of the Investment Manager.	Since 2006

Lester Lay Age: 44	Assistant Treasurer	Vice President of the Investment Manager since June 2005. Prior thereto, Vice President at Morgan Stanley Investment Advisors from November 1996 to June 2005.	Since 2006

John E. McLean Age: 35	Secretary	Vice President and Associate General Counsel of the Investment Manager since September 2003. Prior thereto, Vice President, Law & Regulation, J. & W. Seligman & So. Incorporated (money manager) and Associate, Battle Fowler LLP (law firm).	Since 2006

Salvatore Rappa Age: 36	Assistant Secretary	Senior Vice President and Associate General Counsel of the Investment Manager since 2004. Prior to that, from 1999 to 2004, Vice President and Senior Counsel, BlackRock, Inc. (money manager).	Since 2006

Lisa Phelan Age: 38	Chief Compliance Officer	Vice President of the Investment Manager since 2006. Prior thereto, Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior thereto, First Vice President, Risk Management, for Prudential Securities.	Since 2006

(1)	The address of each officer is Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, NY 10017.
(2)	Officers serve one year terms. Each officer serves in a similar capacity for other Cohen & Steers Funds. The length of time served represents the year in which the officer was first elected to that position for any of the Cohen & Steers Funds.

          The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Funds.

	Dollar Range of Equity Securities in the Fund as of	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Funds as of
Bonnie Cohen
Martin Cohen
George Grossman
Richard E. Kroon
Richard J. Norman
Frank K. Ross
Willard H. Smith Jr
Robert H. Steers
C. Edward Ward, Jr

_________________

*	Because Mr. Ross is a Director of Pepco Holdings, Inc., he is prohibited from purchasing shares of this Fund.

           Conflicts of Interest. No Director who is not an "interested person" of the Fund as defined in the 1940 Act ("Independent Directors"), and no immediate family members, owns any securities issued by the Investment Manager or any person or entity (other than a Cohen & Steers Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager. Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is an "interested person" of the Fund as defined in the 1940 Act until after completion of this offering. After the completion of this offering, he will be an Independent Director.

Committees of the Board

          The Fund's Board of Directors has four standing committees of the Board which each operate pursuant to a written charter adopted by the Board—the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee, each of which is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committee are Messrs. Norman, Smith and Ward. The members of the Audit Committee are Ms. Cohen and Messrs. Grossman, Kroon and Ross. The Audit Committee, Nominating Committee, Contract Review Committee and Governance Committee met         ,        ,         and         times, respectively, in the year ended December 31, 2006.

          The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund's independent registered public accounting firm, and the performance of the Fund's internal control systems and independent registered public accounting firm. The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Funds' stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary.

          The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

          The following table sets forth information regarding compensation paid to Directors by the Fund for the fiscal year ended December 31, 2006. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other Cohen & Steers Fund. Each of the other Directors is paid an annual retainer of $4,500 and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In addition, the Cohen & Steers Funds pay the chair of the Governance Committee (Mr. Norman) and Contract Review Committee (Mr. Grossman) each an annual fee of $10,000, the Audit Committee chair (Mr. Ross) an annual fee of $15,000 and the lead Independent Director (Mr. Kroon) an annual fee of $50,000. In the column headed "Total Compensation from the Fund and the Cohen & Steers Funds," the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the 19 other Cohen & Steers Funds for the fiscal year ended December 31, 2006. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Funds.

Name of Person, Position of Fund Directors	Aggregate Compensation from the Fund	Total Compensation from the Fund and the Cohen & Steers Funds
Bonnie Cohen,(1,3) Director	$	$
Martin Cohen,(2) Director and Co-Chairman	$ 0	$ 0
George Grossman,(1,3) Director	$	$
Richard E. Kroon,(1,3) Director		$
Richard J. Norman,(1,4) Director	$	$
Frank K. Ross,(1,3) Director	$	$
Willard H. Smith Jr.,(1,4) Director	$	$
Robert H. Steers,(2) Director and Co-Chairman	$ 0	$ 0
C. Edward Ward, Jr.,(1,4) Director	$	$

_____________________________________________________________________

1. 2. 3. 4.	Member of the Nominating Committee and Contract Review Committee.
"Interested person," as defined in the 1940 Act, of the Fund because of affiliation with the Investment Manager.
Member of the Audit Committee.
Member of the Governance Committee.

Principal Stockholders

          As of the date of this SAI, no Director or officer owned 1% of more of the outstanding Common Shares and no AMPS or the Outstanding AMPS. As of           , 2007, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares, the AMPS or the Outstanding AMPS. As of         2007, Cede & Co. c/o The Depository Trust Company, Box 20, New York, New York was the record owner of % of the outstanding Common Shares [and 100% of the Outstanding AMPS].

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager

          Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986. Its current clients include pension plans of leading corporations, endowment funds and the Cohen & Steers Funds. Mr. Cohen and Mr. Steers are "controlling persons" of the Investment Manager on the basis of their beneficial ownership of the Investment Manager's stock.

          Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

          Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .85% of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on the Outstanding AMPS, plus the principal amount of any borrowings used for leverage) of the Fund. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of .20% of average daily total managed assets for the first five years of the Fund's operations (through March 31, 2009), and in declining amounts for each of the three years thereafter (through March 31, 2012). For the fiscal period or year ended December 31, 2004, December 31, 2005 and December 31, 2006, the Investment Manager earned         $        , $         and $        , respectively, in investment management fees under the Investment Management Agreement, of which $        , $         and $        , respectively, was waived pursuant to the contractual agreement, resulting in net fees to the Investment Manager of $         , $         and $        , respectively.

          The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the administrator, the transfer agent and the custodian, which the Investment Manager is not required to furnish under the Investment Management Agreement. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. The cost to the Fund of these services must be agreed to by the Fund and is intended to be no higher than the actual cost to the Investment Manager or its affiliates of providing the services. The Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund.

Portfolio Managers

          Accounts Managed. The Fund's portfolio managers (each referred to as a "portfolio manager") are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of        , 2007, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The Investment Manager does not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that it manages.

	Number of All Accounts	Total Assets of All Accounts
Robert Becker
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

William F. Scapell
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

           Share Ownership. The following table indicates the dollar range of securities of the Fund owned by the Fund's portfolio managers as of          , 2007:

Dollar Range of Securities Owned

Robert Becker William F. Scapell

          Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objectives.

          In addition, Mr. Scapell manages one or more cash management accounts on behalf of the Investment Manager and its affiliated companies (the "CNS Accounts"). Certain securities held in the CNS Accounts also may be held in the account of the Fund or other client accounts of the Investment Manager. The Investment Manager has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the Fund or any other client account. In this regard, the Investment Manager will not purchase or sell a security for the CNS Accounts until the Investment Manager has completed its purchase or sale program for the Fund and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the Fund or one or more other client accounts, this will occur only if the Investment Manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the Fund or other client accounts.

          Investment Manager Compensation Structure. Compensation of the Investment Manager's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager's parent, Cohen & Steers, Inc. The Investment Manager's investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since the initial public offering of common stock of CNS in 2004.

          Method to Determine Compensation. The Investment Manager compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks, including the S&P 1500 Utilities Index with respect to Mr. Becker and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell. In evaluating the performance of a fund and its portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Investment Manager does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. The Investment Manager also bases its base compensation for its portfolio managers on the portfolio manager's seniority and position with the firm.

          The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Investment Manager or CNS and supervising various departments within the Investment Manager or CNS) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. The Investment Manager seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Investment Manager participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the annual salary of each portfolio manager is fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Administrative Services

           Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including the Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets up to $1 billion, .04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund's average daily managed assets in excess of $1.5 billion. For the fiscal periods ended December 31, 2004, December 31, 2005 and December 31, 2006, the Investment Manager earned $        , $        and $        , respectively, in administration fees under the Administration Agreement[, of which $         , $         and $        , respectively, was waived, resulting in net fees to the Investment Manager of $        , $        and $        , respectively].

          In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ("State Street Bank") as sub-administrator under a fund accounting and administration agreement (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, stockholders reports, and Securities and Exchange Commission filings; and (iv) responding to stockholder inquiries.

          Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the aggregate average net assets of all the Cohen & Steers Funds at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers Funds to State Street Bank is computed by multiplying the monthly average net assets of all the funds by each break point in the above schedule.

          For those funds with preferred shares outstanding, the monthly average net assets will be adjusted by the monthly average liquidation value of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee.

          The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, as custodian, and The Bank of New York, as transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

Custodian and Transfer and Dividend Disbursing Agent

          State Street Bank, which has its principal business office at One Lincoln Street, Boston, MA 02111, has been retained to act as custodian of the Fund's investments, and The Bank of New York, whose principal place of business is 101 Barclay Street, New York, NY 10286, will act as auction agent, transfer agent, dividend paying agent and registrar for the AMPS. Neither State Street nor The Bank of New York has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. The Depository Trust Company ("DTC") will act as securities depository for the AMPS.

Code of Ethics

          The Fund and the Investment Manager have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of the Fund and the Investment Manager, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. These codes of ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-5850), is available on the EDGAR Database on the Securities and Exchange Commission's web site at http:\\www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Securities and Exchange Commission at Public Reference Section, Washington, D.C. 20549.

Privacy Policy

          The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

          The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

          The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

Proxy Voting

          The Fund's Board of Directors has delegated the responsibility for voting proxies on behalf of the Fund to the Investment Manager. The following is a summary of the proxy voting policies and procedures for the Investment Manager.

          Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

           A.     Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's stockholders. Although accountability can be promoted in a variety of ways, protecting stockholder voting rights may be among our most important tools.

           B.     Rationalizing Management and Stockholder Concerns. The Investment Manager seeks to ensure that the interests of a company's management and board are aligned with those of the company's stockholders. In this respect, compensation must be structured to reward the creation of stockholder value.

           C.     Stockholder Communication. Since companies are owned by their stockholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that stockholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

          In exercising voting rights, the Investment Manager shall conduct itself in accordance with the general principles set forth below.

           1.     The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

           2.     In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of stockholders and the value of the security.

           3.     Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

           4.     In exercising voting rights on behalf of clients, the Investment Manager conducts itself in the same manner as if it were the constructive owner of the securities.

           5.     To the extent reasonably possible, the Investment Manager participates in each stockholder voting opportunity.

           6.     Voting rights shall not automatically be exercised in favor of management-supported proposals.

           7.     The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

          Set forth below are general guidelines that the Investment Manager shall follow in exercising proxy voting rights:

           Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

          Third Party Views. While the Investment Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize stockholder value.

          Stockholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Investment Manager shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

          Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Investment Manager's decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its stockholders.

Stock-Based Compensation

          Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager always favors compensation plans that align the interests of management and stockholders. The Investment Manager generally approves compensation plans under the following conditions:

          10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

          Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

          Plan Amendments. Compensation plans should not be materially amended without stockholder approval.

          Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

          Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without stockholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without stockholder approval.

          Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

          Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager supports measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, the Investment Manager supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager also supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

           Vesting. Restricted stock awards normally should vest over at least a two-year period.

          Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

Change of Control Issues

          While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing stockholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager's guidelines on change of control issues:

          Stockholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against stockholder rights plans, also known as "poison pills." Companies should put their case for rights plans to stockholders. The Investment Manager generally votes against any directors who, without stockholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

          Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that stockholders should be free to consider. The Investment Manager generally withholds votes at the next stockholder meeting for directors who to its knowledge approved golden parachutes.

          Approval of Mergers. The Investment Manager votes against proposals that require a super-majority of stockholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower super-majority voting requirements.

Routine Issues

          Director Nominees in a Non-Contested Election. The Investment Manager generally votes in favor of management proposals on director nominees.

          Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

          Board Composition. The Investment Manager supports the election of a board that consists of at least a majority of independent directors. The Investment Manager generally withholds support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. The Investment Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

          Classified Boards. Because a classified board structure prevents stockholders from electing a full slate of directors at annual meetings, the Investment Manager generally votes against classified boards. The Investment Manager votes in favor of stockholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows stockholders, by written consent, to remove a majority of directors at any time, with or without cause.

          Barriers to Stockholder Action. The Investment Manager votes to support proposals that lower the barriers to stockholder action. This includes the right of stockholders to call a meeting and the right of stockholders to act by written consent.

          Cumulative Voting. Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases stockholders' rights to effect change in the management of a corporation. The Investment Manager therefore generally supports proposals to adopt cumulative voting.

          Ratification of Registered Public Accounting Firms. Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, the Investment Manager's general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

Stock Related Items

          Increase Additional Common Stock. The Investment Manager's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

          Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

           1.     creates a blank check preferred stock; or

           2.     establishes classes of stock with superior voting rights.

          Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

          Preemptive Rights. Votes are cast in favor of stockholder proposals restoring limited preemptive rights.

          Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain stockholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

Social Issues

          The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that stockholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by stockholders, unless the Investment Manager believes the proposal has significant economic implications.

Other Situations

          No set of guidelines can anticipate all situations that may arise. The Investment Manager's portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

Proxy Voting Procedures

          The Investment Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

Recordkeeping

          The Investment Manager records and maintains the following information with respect to each proxy voted by the Investment Manager:

          Name of the company

          Ticker symbol

          CUSIP number

          Stockholder meeting date

          Brief identification of each matter voted upon

          Whether the matter was proposed by management or a stockholder

          Whether the Investment Manager voted on the matter

          If the Investment Manager voted, then how the Investment Manager voted

          Whether the Investment Manager voted with or against management

Conflicts of Interest

          There may be situations in which the Investment Manager may face a conflict between its interests and those of its clients or fund stockholders. If the conflict is deemed material, the Investment Manager shall vote in accordance with the advice of a proxy voting service.

PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices which include underwriting or placement fees. In accordance with procedures approved by the Board, and subject to their supervision, the Fund may purchase securities in offerings for which an affiliate of the Investment Manager receives a fee for serving as placement agent to the issuer. The Investment Manager will only cause the Fund to engage in these transactions if the Investment Manager deems such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which the Investment Manager's affiliate serves as placement agent of the issuer, and the Fund's inability to participate could be deemed to be to the detriment to the Fund.

          In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

          In addition, the Investment Manager may receive research services from a broker in connection with initiating portfolio transactions for the Fund. Research services include pricing and market data services. While it is not the Investment Manager's policy to "pay up" for these research services, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Investment Manager determines in good faith that the commission was reasonable in relation to the value of the research service provided viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities to the Fund.

          Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its stockholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

          Subject to such policies and procedures as the Board of Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that the Fund received best execution.

          For the fiscal period or year ended December 31, 2004, 2005 and 2006, the Fund paid a total of $        , $         and $        , respectively, in brokerage commissions. Of such amount, $        , $        and $         , respectively, in brokerage commissions was placed with brokers or dealers who provide research and investment information on transactions in aggregate amounts of $         , $        and $        , respectively. The Fund's portfolio turnover rate for the fiscal year ended December 31, 2006 was      %.

          For the fiscal year ended December 31, 2006, the Fund held the following amounts of securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act:        ,$         .

DETERMINATION OF NET ASSET VALUE

          The Fund determines the net asset value of its Common Shares daily, as of the close of trading on the NYSE (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the liquidation preference of the AMPS and the Outstanding AMPS, and dividends declared but unpaid), by the total number of Common Shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

          For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

          Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

          Any securities for which market quotations are not readily available shall be valued in accordance with procedures approved by the Board of Directors.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

General

          Securities Depository. DTC will act as the Securities Depository with respect to the AMPS. One certificate for all of the AMPS will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS (and the Outstanding AMPS) to elect a majority of the Fund's Directors, as described under "Description of AMPS—Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

          DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of the AMPS, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

          The auction agent will act as agent for the Fund in connection with auctions. In the absence of willful misconduct or gross negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was grossly negligent in ascertaining the pertinent facts.

          The auction agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the auction agent's registry of holders, and the results of auctions and notices from any broker-dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction—Secondary Market Trading and Transfer of AMPS" in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

          The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

          The auction agent after each auction for the AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such broker-dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a broker-dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the broker-dealer and were acquired by such broker-dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such broker-dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

          The Fund may request the auction agent to terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after such termination.

          The broker-dealer agreement provides that a broker-dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all broker-dealers that they may no longer do so, in which case broker-dealers may continue to submit hold orders and sell orders for their own accounts. Any broker-dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a broker-dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction.

S&P AND MOODY'S GUIDELINES

          The descriptions of the S&P and Moody's Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is attached to this SAI as Appendix B.

          The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by S&P and Moody's in connection with the Fund's receipt of a rating of "AAA" and "Aaa" from S&P and Moody's, respectively, for the AMPS. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities, as defined herein) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

          The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the AMPS (and the Outstanding AMPS) plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the AMPS (and the Outstanding AMPS) on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. S&P and Moody's have agreed that the Fund's independent registered public accounting firm must certify once per year the asset coverage test on a date randomly selected by the independent registered public accounting firm. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

          The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the "Preferred Shares Basic Maintenance Amount"). S&P and Moody's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by each such rating agency).

          The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

          As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody's credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the auction) will be successful. As described by Moody's, an issue of preferred stock which is rated "Aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          Ratings are not recommendations to purchase, hold or sell AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody's by the Fund and obtained by S&P and Moody's from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P Guidelines

          Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.

          The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of AMPS (and the Outstanding AMPS) then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the AMPS will acquire certain rights. See "Description of AMPS—Redemption." "Business Day," as used in this section, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the NYSE is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

          With respect to an S&P Eligible Asset specified below, the following applicable number is the S&P Discount Factor (used to determine the Discounted Value of any S&P Eligible Asset) provided that the S&P Exposure Period is 20 Business Days or less:

            (a)     Types of S&P Eligible Assets

Type of S&P Eligible Asset	Discount Factor for Type of S&P Eligible Asset AAA Rating
Common Stock	168%
DRD Eligible Preferred Stock with a senior or preferred stock rating of at least BBB-	228%
REIT and Non-DRD eligible Preferred Stock with a senior or preferred stock rating of at
least BBB-	155%
DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB-	233%
REIT and non-DRD Eligible Preferred Stock with a senior or preferred stock rating below
BBB-	160%
Un-rated DRD Eligible Preferred Stock	238%
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock	165%
Convertible bonds rated AAA to AAA-	148%
Convertible bonds rated AA+ to AA-	155%
Convertible bonds rated A+ to A-	162%
Convertible bonds rated BBB+ to BBB-	168%
Convertible bonds rated BB+ to BB-	175%
Convertible bonds rated B+ to B-	182%
Convertible bonds rated CCC+ to CCC-	189%
U.S. Short-Term Money Market Investments with maturities of 180 days or less	104%
U.S. Short-Term Money Market Investments with maturities of between 181 and 360 days	113%
U.S. Government Obligations (52 week Treasury Bills)	102%
U.S. Government Obligations (Two-Year Treasury Notes)	104%
U.S. Government Obligations (Five-Year Treasury Notes)	110%
U.S. Government Obligations (Ten-Year Treasury Notes)	117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)	130%
Agency Mortgage Collateral (Fixed 15-Year)	129%
Agency Mortgage Collateral (Fixed 30-Year)	132%
Agency Mortgage Collateral (ARM 1/1)	122%
Agency Mortgage Collateral (ARM 3/1)	123%
Agency Mortgage Collateral (ARM 5/1)	123%
Agency Mortgage Collateral (ARM 10/1)	123%
Mortgage Pass-Through Fixed (15 Year)	131%
Mortgage Pass-Through Fixed (30 Year)	134%
Debt securities of REIT's and other real estate companies according to the following
corporate bond schedule Corporate Bonds rated at least AAA	110%
Corporate Bonds rated at least AA+	111%
Corporate Bonds rated at least AA	113%
Corporate Bonds rated at least AA-	115%
Corporate Bonds rated at least A+	116%
Corporate Bonds rated at least A	117%
Corporate Bonds rated at least A-	118%
Corporate Bonds rated at least BBB+	120%
Corporate Bonds rated at least BBB	122%
Corporate Bonds rated at least BBB-	124%
Corporate Bonds rated at least BB+	129%
Corporate Bonds rated at least BB	135%
Corporate Bonds rated at least BB-	142%
Corporate Bonds rated at least B+	156%
Corporate Bonds rated at least B	169%
Corporate Bonds rated at least B-	184%
Corporate Bonds rated at least CCC+	202%
Corporate Bonds rated at least CCC	252%
Corporate Bonds rated at least CCC-	350%
Master Limited Partnership	625%
Cash and Cash Equivalents	100%

           (b)     Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if:

           (i)    the counterparty to the swap transaction has a short-term rating of A-1 or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A- , or equivalent by S&P, or higher.

(ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series.

(iii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.

(iv) If the Fund fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.

           (v)    For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Fund's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.

           (vi)    The Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.

           (c)      Cash and Cash Equivalents

           (i)    Cash and demand deposits in an "A-1+" rated institution are valued at 100%. "A-1+" rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in "A-1+" rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

           (ii)    The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Fund used as "sweep" vehicles will be 110%. Money Market Funds rated "AAAm" will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

           "S&P Eligible Assets" will mean:

           (A)     Deposit Securities;

           (B)     U.S. Government Obligations and U.S. Government Agencies;

           (C)     Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

(1) be no more than 10% of total assets may be below a S&P rating of BBB- , or comparable Moody's or Fitch rating, or unrated;

(2) the remaining term to maturity of such Other Debt will not exceed fifty (50) years;

(3) such Other Debt must provide for periodic interest payments in cash over the life of the security;

(4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Securities and Exchange Commission;

(5) which, in the aggregate, have an average duration of not more than 12 years.

           (D)     Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

(1) such evidence of indebtedness is rated at least CCC by S&P; and

(2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

           (E)     Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral"). For Agency Mortgage Collateral, the following conditions apply:

(1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

           (2)    Qualifying "large pool" FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ("ARMs") programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

(3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

(4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

           (F)     Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

           (G)     Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

            (1)    The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least "BBB- ", or the preferred issue must be rated at least "BBB-."

           (2)    The issuer — or if the issuer is a special purpose corporation, its parent — is listed on either the NYSE, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

(3) The collateral pays cash dividends denominated in U.S. dollars.

(4) Private placement 144A with registration rights are eligible assets.

(5) The minimum market capitalization of eligible issuers is US$100 million.

           Restrictions for floating-rate preferred stock:

1. Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

2. The floating-rate preferred stock may not have been subject to a failed auction.

          Restrictions for adjustable—or auction-rate preferred stock:

1. The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

            Concentration Limits:

1. Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

           2.    Preferred stock rated below B- (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.

3. Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB-.

4. Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

          (H)      Common stocks of Utility Companies that satisfy all of the following conditions:

1. The issuer can hold no more than the average monthly trading volume over the past year.

2. Each stock must have a minimum market capitalization of at least $100 million.

3. Restricted stocks (144A securities) or any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

           4.    The issuer may not hold any equity unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the NYSE, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange, NASDAQ, and National Market Quotations).

           5.    The collateral is owned by the fund, or the trustee or collateral agent has a first perfected priority security interest in the collateral (for S&P's perfection of Security Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

           Note:

Add 20 points to the overcollateralization level for common stock that do not meet the requirement of item number 4 above.

Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

Receivables that are due in more than five business days of a valuation date qualify as a Standard & Poor's-eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

          Escrow bonds may comprise 100% of the Fund's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Fund's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

          With respect to the above, the Fund portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors.

          For industry concentration, the following sectors represent distinct industry classifications: electric-distribution, electric-integrated, natural gas-distribution, natural gas-integrated and unregulated utilities.

          For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.

          "S&P Exposure Period" will mean the sum of (i) that number of days from the last Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Fund has to effect a mandatory redemption under Section 3(a)(ii) of Part I of the Articles Supplementary.

Moody's Guidelines

          For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

          The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

          (a)      Preferred Stock and Common Stock:

Discount Factor (1)(2)(3)
Common stock and common stock of foreign issuers for which ADRs are traded:
Large Cap (4)	200%
Mid Cap (4)	205%
Small Cap (4)	220%
Common stock of foreign issuers (in existence for at least five years) for which no ADRs
are traded	400%
Preferred stock of REITs:
with Senior Implied Moody's (or S&P or Fitch) rating	154%
without Senior Implied Moody's (or S&P or Fitch) rating	208%
Preferred stock of Other Real Estate Companies:
with Senior Implied Moody's (or S&P or Fitch) rating	208%
without Senior Implied Moody's (or S&P or Fitch) rating	250%
Preferred Securities of non-real estate companies including DRD eligible preferred securities (5)(6):
(A)	for taxable preferred securities issued by a utility, industrial, financial issuer or other non-real estate related issuers with Moody's or equivalent S&P or Fitch ratings:	Aaa 150% Aa 155% A 160% Baa 165% Ba 196% B 216% B, NR 250%

(B)	for DRD eligible preferred securities issued by a utility, industrial, financial issuer, or other non-real estate related issuers
(i) Investment grade	165%
(ii) non-investment grade	216%
(C)	for auction rate preferred securities	350%

(1)	A Discount Factor of 260% will be applied to those assets in a single Moody's Utility Sub-Industry Classification which exceed 50% of Moody's Eligible Assets but are not greater than 75% of Moody's Eligible Assets.

(2)	A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3)	A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of a real estate issuer is below $500 million.

(4)	Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.

(5)	Applies to preferred securities which have a minimum issue size of $50 million.

(6)	Non-real estate eligible preferred securities will be issued by investment grade companies having a senior unsecured debt rating that is Baa3 or higher by Moody's or BBB- by S&P or Fitch and pay dividends in U.S. Dollars or Euros. The market value of eligible non-cumulative preferred issues are subject to standard preferred stock discount factors multiplied by a factor of 1.10.

           (b)      Debt securities (1)(2)(3):

          The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Terms of Maturity Of Debt Security(1)	Aaa	Aa	A	Baa	Ba	B	Unrated(2)(3)
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115%	118%	122%	125%	146%	160%	250%
3 years or less (but longer than 2 years) .	120%	123%	127%	131%	153%	168%	250%
4 years or less (but longer than 3 years) .	126%	129%	133%	138%	161%	176%	250%
5 years or less (but longer than 4 years) .	132%	135%	139%	144%	168%	185%	250%
7 years or less (but longer than 5 years) .	139%	143%	147%	152%	179%	197%	250%
10 years or less (but longer than 7 years)	145%	150%	155%	160%	189%	208%	250%
15 years or less (but longer than 10 years)	150%	155%	160%	165%	196%	216%	250%
20 years or less (but longer than 15 years)	150%	155%	160%	165%	196%	228%	250%
30 years or less (but longer than 20 years)	150%	155%	160%	165%	196%	229%	250%
Greater than 30 years	165%	173%	181%	189%	205%	240%	250%

(1)	The Moody's Discount Factors for debt securities will also be applied to any interest rate swap or cap, in which case the rating of the counterparty will determine the appropriate rating category.

(2)	Corporate debt securities if (A) securities that do not pay interest in U.S. dollars, the Fund will contact Moody's to obtain the applicable currency conversion rates; (B) for debt securities rated B and below taken together with "Unrated" securities, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (C) such securities have been registered under the Securities Act or are restricted as to resale under Federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's Investment Manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. Federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (D) such securities are not subject to extended settlement.

(3)	Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

           (c)     U.S. Treasury Securities and U.S. Treasury Strips (as defined by Moody's):

Remaining Term to Maturity	Discount Factor	U.S. Treasury Strips
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113%	115%
3 years or less (but longer than 2 years)	118%	121%
4 years or less (but longer than 3 years)	123%	128%
5 years or less (but longer than 4 years)	128%	135%
7 years or less (but longer than 5 years)	135%	147%
10 years or less (but longer than 7 years)	141%	163%
15 years or less (but longer than 10 years)	146%	191%
20 years or less (but longer than 15 years)	154%	218%
30 years or less (but longer than 20 years)	154%	244%

            (d)     Short-Term Instruments and Cash:

          The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1 by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.

            (e)     Rule 144A Debt or Preferred Securities:

          The Moody's Discount Factor applied to Rule 144A debt or preferred securities will be:

(i) 130% of the Moody's Discount Factor, which would apply if the securities have registration rights under the Securities Act after 365 days, and

(ii) 120% of the Moody's Discount Factor if the securities have registration rights within 365 days of calculation of the Basic Maintenance Amount.

           (f)      Convertible Securities:

Moody's Rating Category(1)

Industry Category	Aaa	Aa	A	Baa	Ba	B	NR
Utility	162%	167%	172%	188%	195%	199%	300%
Industrial	256%	261%	266%	282%	290%	293%	300%
Financial	233%	238%	243%	259%	265%	270%	300%
Transportation	250%	265%	275%	285%	290%	295%	300%

(1)	Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

"Moody's Eligible Assets" means the following:

           (i)     Common stocks: (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Fund; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are ADRs or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the outstanding shares of common stock of such issuer thereof or (B) in excess of 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

           (ii)      Corporate debt securities if: (A) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch; (B) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (C) such securities are not subject to extended settlement.

           (iii)     Preferred stocks if: (A) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (B) the issuer of such a preferred stock has common stock listed on either the NYSE or the American Stock Exchange or other Moody's approved exchanges, (C) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa3 or higher.

           (D)     such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

           (iv)     Convertible securities (including convertible preferred stock), provided that: (A) the issuer of common stock must have a Moody's senior unsecured debt of Caa or better, or a rating of CCC or better by S&P or Fitch, (B) the common stocks must be traded on the NYSE, the American Stock Exchange, or the NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below, (E) the Fund shall not hold shares exceeding the average weekly trading volume during the preceding month and (F) synthetic convertibles are excluded from asset eligibility;

           (v)     Preferred stock or any debt security of REITs or real estate companies;

           (vi)     Unrated debt securities issued by an issuer which:

                      (A)     has not filed for bankruptcy within the past three years;

                      (B)     is current on all principal and interest on its fixed income obligations;

                      (C)     is current on all preferred stock dividends;

                      (D)     possesses a current, unqualified auditor's report without qualified, explanatory language; and

                      (E)      in the aggregate taken together with securities rated B by Moody's, or comparable by S&P or Fitch, and below do not exceed 10% of the discounted Moody's Eligible Assets;

           (vii)     Interest rate swaps entered into according to ISDA standards if

                      (A)      the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody's or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher by Moody's or A- or higher by S&P or Fitch;

                      (B)      the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series outstanding;

                      (C)     the interest rate swap transaction will be marked-to-market daily;

                      (D)      an interest rate swap that is in-the-money is discounted at the counterparty's corporate debt rating for the maturity of the swap for purposes of calculating Moody's Eligible Assets; and

                      (E)      an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount.

           (viii)     U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

           (ix)     Short-Term Money Market Instruments so long as

                      (A)     such securities are rated at least P-1,

                      (B)      in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or

                      (C)      in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria.

           (x)     Cash including, for this purpose, interest and dividends due on assets rated:

                     (A)      Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date,

                      (B)     A2 or higher if the payment date is within thirty days of the Valuation Date, and

                      (C)      A1 or higher if the payment date is within 90 days of the relevant valuation date and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (2) with counterparties having a Moody's long-term debt rating of at least Baa3 or (3) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

          The Fund's investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody's Industry and Sub-industry Categories) with respect to the Market Value of the Fund's holdings:

Issuer:

Moody's Rating(1)(2)	Non-Utility Maximum Single Issuer(3)(4)	Utility Maximum Single Issuer(3)(4)
Aaa	100%	100%
Aa	20%	20%
A	10%	10%
CS/CB, "Baa", Baa(5)	6%	4%
Ba	4%	4%
B1/B2	3%	3%
B3 or below	2%	2%

Industry and State:

Moody's Rating(1)(2)	Non-Utility Maximum Single Industry(3)	Utility Maximum Single Sub-Industry(3)(6)	Utility Maximum Single State(3)
Aaa	100%	100%	100%
Aa	60%	60%	20%
A	40%	50%	10%(8)
CS/CB, "Baa", Baa(5)	20%	50%(7)	7%(8)
Ba	12%	12%	0%
B1/B2	8%	8%	0%
B3 or below	5%	5%	0%

(1)	Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

(2)	Corporate evidences of indebtedness from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3)	The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4)	Issuers subject to common ownership of 25% or more are considered as one name.

(5)	CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

(6)	In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7)	For common stock assets, utility sub-industry assets above 50% and below 75% will be discounted at 260%.

(8)	Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.

          See the Articles Supplementary of the Fund for further detail on the above Moody's Rating Agency Guidelines and for a description of Moody's Eligible Assets.

          The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody's may also from time to time rate the AMPS; any nationally recognized rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating.

U.S. FEDERAL TAXATION

          The following is only a summary of certain U.S. Federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific Federal, state, local, foreign and other tax consequences of investing in the Fund.

Taxation of the Fund

          The Fund has elected to be taxed as, and intends to qualify annually as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to U.S. Federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement.

          In addition to satisfying the Distribution Requirement, a regulated investment company must (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. Federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (I) cash and cash items, U.S. Government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

          Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to holders of Common Shares, and (ii) under certain circumstances to partially redeem the AMPS in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. Federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, under certain circumstances redemption of the AMPS might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

          If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to U.S. Federal income tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible (i) for the DRD in the case of corporate stockholders and (ii) for treatment as qualified dividend income in the case of individual stockholders.

Excise Tax on Regulated Investment Companies

          A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, unless the Fund elects to use a calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions

          Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. Federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Dividend income that the Fund receives from utility companies will generally be treated as qualified dividend income, although there can be no assurance in this regard. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

          The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at long-term capital gains rates regardless of the length of time the stockholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

          Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

          Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such return of capital distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

          If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

          The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the AMPS and the Outstanding AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the AMPS and the Outstanding AMPS. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS and the Outstanding AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Sale of Shares

          A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the amount of cash and the fair market value of any property received on the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss. The ability to otherwise deduct capital losses may be subject to other limitations imposed by the Code.

Nature of Fund's Investments

          Certain of the Fund's investment practices are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Original Issue Discount Securities

          Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of Federal income tax and the 4% excise tax.

          Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

Investment in Real Estate Investment Trusts

          The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. Federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

Investments in Securities of Uncertain Tax Character

          The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Borrowings

          If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Investment in Non-U.S. Securities

           The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

          In addition, if the Fund acquires an equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. Federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its stockholders. The Fund will not be able to pass through to its stockholders any credit or deduction for such taxes. An election would generally be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains as ordinary income. The Fund intends to manage its holdings to limit the tax liability from these investments.

Backup Withholding

          If a stockholder fails to furnish a correct taxpayer identification number or fails to make required certifications or has been notified by the IRS that the stockholder is subject to "backup withholding," the stockholder may be subject to a "backup withholding" tax with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of AMPS. An individual's taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer's U.S. Federal income tax liability if the appropriate information is provided to the IRS.

Foreign Stockholders

          U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign stockholder") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the stockholder.

          Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income, including any dividends designated as qualified dividend income, will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see "U.S. Federal Taxation—Investments in Real Estate Investment Trusts" above)), which tax is generally withheld from such distributions. Under the American Jobs Creation Act of 2004 (the "Act"), U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008.

          Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. Federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. Federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. Federal income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "U.S. Federal Taxation—Backup Withholding" above. Under the Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. Federal income tax return. This provision generally would apply to distributions with respect to taxable years of regulated investment companies beginning before January 1, 2008. Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder's shares of the Fund will ordinarily be exempt from U.S. Federal withholding tax unless the stockholder is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

          Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will generally be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

          The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

          Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted.

          Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Other Tax Considerations

          The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the Treasury regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

          Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

EXPERTS

          PricewaterhouseCoopers LLP has been appointed as the independent registered public accounting firm for the Fund. The audited financial statements for the fiscal year ended December 31, 2005 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Select Utility Fund, Inc.

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Select Utility Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 17, 2006

FINANCIAL INFORMATION

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2005

		Number of Shares	Value
COMMON STOCK	122.4%
TELECOMMUNICATION SERVICES	0.9%
Fairpoint Communications		855,000	$ 8,857,800
TELEPHONE--INTEGRATED	2.4%
Citizens Communications Co.		2,030,000	24,826,900
TRANSPORT--MARINE	0.3%
Teekay LNG Partners LP		110,400	3,270,048
UTILITIES	116.9%
ELECTRIC--DISTRIBUTION	9.4%
Consolidated Edison		1,142,200	52,918,126
Energy East Corp.		149,700	3,413,160
NSTAR		346,339	9,939,929
Pepco Holdings		1,409,200	31,523,804

			97,795,019
ELECTRIC--INTEGRATED	93.7%
Ameren Corp.		1,557,400	79,801,176
American Electric Power Co.		143,600	5,326,124
CINergy Corp.		1,176,300	49,945,698
Cleco Corp.		246,700	5,143,695
Dominion Resources		414,600	32,007,120
DPL		209,700	5,454,297
DTE Energy Co.		963,500	41,613,565
Duke Energy Corp.		2,539,100	69,698,295
E.ON AG (ADR)		824,500	28,461,740
Edison International		1,353,000	59,004,330
Entergy Corp.		696,350	47,804,428
Exelon Corp.		1,435,464	76,280,557
FirstEnergy Corp.		490,800	24,044,292
FPL Group		1,167,000	48,500,520
Hawaiian Electric Industries		466,700	12,087,530
NiSource		339,000	7,071,540
Northeast Utilities		417,800	8,226,482
PG&E Corp.		1,519,000	56,385,280

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
Pinnacle West Capital Corp.		792,600	$ 32,774,010
PPL Corp.		974,000	28,635,600
Progress Energy		605,750	26,604,540
Public Service Enterprise Group		811,400	52,716,658
SCANA Corp.		78,500	3,091,330
Scottish Power PLC (ADR)		278,300	10,402,854
Southern Co.		1,952,500	67,419,825
TXU Corp.		990,000	49,688,100
Xcel Energy		2,402,500	44,350,150

			972,539,736
ELECTRIC--TRANSMISSION	0.9%
ITC Holdings Corp.		334,900	9,407,341
GAS--DISTRIBUTION	3.5%
AGL Resources		311,000	10,825,910
Atmos Energy Corp.		210,500	5,506,680
Sempra Energy		200,000	8,968,000
Vectren Corp.		413,867	11,240,628

			36,541,218
GAS--INTEGRATED	9.4%
DCP Midstream Partners LPc		158,000	3,867,840
Duke Energy Income Fund		778,650	7,502,155
Duke Energy Income Fund, 144Aa		202,000	1,946,234
Equitable Resources		1,554,600	57,038,274
KeySpan Corp.		555,200	19,815,088
Kinder Morgan		42,000	3,861,900
Williams Partners LP		92,500	2,881,375

			96,912,866

TOTAL UTILITIES			1,213,196,180

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
UTILITY--FOREIGN	1.9%
ELECTRIC--INTEGRATED	1.2%
RWE AG		115,900	$ 8,582,736
Scottish and Southern Energy PLC		217,900	3,801,457

			12,384,193
WATER	0.7%
United Utilities PLC		631,500	7,290,391

TOTAL UTILITY--FOREIGN			19,674,584

TOTAL COMMON STOCK
(Identified cost--$1,055,412,604)			1,269,825,512
PREFERRED SECURITIES--CAPITAL TRUST	7.2%
DIVERSIFIED FINANCIAL SERVICES	1.5%
Old Mutual Capital Funding, 8.00% (Eurobond)		14,850,000	15,620,047
ELECTRIC--INTEGRATED	1.6%
DPL Capital Trust II, 8.125%, due 9/01/31		3,000,000	3,525,000
Duquesne Light Co., 6.50%, Series H		194,900	9,988,625
Entergy Louisiana LLC, 6.95%, 144Aa		30,000	3,007,500

			16,521,125
FOOD	1.0%
Dairy Farmers of America, 7.875%, 144Aa,b		70,000	6,806,975
Gruma S.A., 7.75%, 144Aa		4,000,000	4,060,000

			10,866,975
INSURANCE	1.7%
LIFE/HEALTH INSURANCE	0.2%
Provident Financing Trust I, 7.405%, due 3/15/38		2,000,000	1,931,844

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
MULTI-LINE	1.5%
Liberty Mutual Insurance, 7.697%, due 10/15/97,
144Aa		7,000,000	$ 7,404,285
AFC Capital Trust I, 8.207%, due 2/03/27, Series Bb		8,000,000	8,250,288

			15,654,573

TOTAL INSURANCE			17,586,417
MEDICAL--HOSPITALS	0.7%
Columbia/HCA, 7.50%, due 11/15/95		7,545,000	7,249,243
OIL--EXPLORATION & PRODUCTION	0.4%
Pemex Project Funding Master Trust, 7.75%, due
9/29/49		4,000,000	4,128,200
RETAIL	0.3%
JC Penney Co., 7.625%, due 03/01/97		3,000,000	3,111,078

TOTAL PREFERRED SECURITIES--CAPITAL TRUST
(Identified cost--$73,942,975)			75,083,085
PREFERRED SECURITIES--$25 PAR VALUE	17.2%
BANK	0.5%
Chevy Chase Bank, 8.00%, Series C		87,100	2,255,890
First Republic Bank, 6.70%, Series A		118,700	2,967,500

			5,223,390
BANK--FOREIGN	0.1%
Northern Rock PLC, 8.00%, Series A		45,000	1,127,498
ELECTRIC--INTEGRATED	0.2%
Entergy Corp., 7.625%, due 2/17/09		40,200	1,999,950
FINANCE	0.0%
Janus Capital Group, 7.875%, due 4/15/32 (PINES)		4,500	115,200
MEDIA	0.1%
Liberty Media Corp., 8.75%, due 2/01/30 (CBTCS)		22,100	546,975
Liberty Media Corp., 8.75% (PPLUS)		20,700	500,940

			1,047,915

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
REAL ESTATE	15.3%
DIVERSIFIED	2.8%
Bedford Property Investors, 7.625%, Series B		205,350	$ 5,144,018
Colonial Properties Trust, 7.62%, Series E		49,500	1,209,285
Digital Realty Trust, 8.50%, Series A		56,000	1,416,800
Forest City Enterprises, 7.375%, Class A		80,800	2,045,856
iStar Financial, 7.875%, Series E		320,700	8,081,640
iStar Financial, 7.80%, Series F		132,000	3,306,600
iStar Financial, 7.65%, Series G		125,000	3,085,000
iStar Financial, 7.50%, Series I		113,940	2,804,633
Lexington Corporate Properties Trust, 8.05%, Series B		75,000	1,902,750

			28,996,582
HEALTH CARE	2.0%
Health Care REIT, 7.875%, Series D		72,550	1,830,436
Health Care REIT, 7.625%, Series F		218,800	5,437,180
LTC Properties, 8.00%, Series F		547,713	13,774,982

			21,042,598
HOTEL	1.3%
Ashford Hospitality Trust, 8.55%, Series A		156,500	4,006,400
Equity Inns, 8.75%, Series B		75,900	1,944,558
Host Marriott Corp., 8.875%, Series E		100,000	2,675,000
Innkeepers USA Trust, 8.00%, Series C		189,500	4,629,485

			13,255,443
MORTGAGE	0.2%
Newcastle Investment Corp., 8.05%, Series C		80,000	1,984,000
OFFICE	4.3%
Alexandria Real Estate Equities, 8.375%, Series C		514,000	13,238,070
Brandywine Realty Trust, 7.50%, Series C		75,819	1,925,803
Corporate Office Properties Trust, 8.00%, Series G		38,486	975,428
DRA CRT Acquisition Corp., 8.50%, Series A		20,335	462,621
Highwoods Properties, 8.00%, Series B		21,838	548,134
Maguire Properties, 7.625%, Series A		495,626	12,142,837

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
SL Green Realty Corp., 7.625%, Series C		247,000	$ 6,221,930
SL Green Realty Corp., 7.875%, Series D		347,333	8,718,058

			44,232,881
OFFICE/INDUSTRIAL	0.9%
PS Business Parks, 7.00%, Series H		75,700	1,831,940
PS Business Parks, 6.875%, Series I		54,950	1,283,082
PS Business Parks, 7.95%, Series K		252,000	6,501,600

			9,616,622
RESIDENTIAL--APARTMENT	0.7%
Apartment Investment & Management Co., 7.75%,
Series U		30,000	745,200
Apartment Investment & Management Co., 8.00%,
Series V		87,000	2,193,270
Apartment Investment & Management Co., 7.875%,
Series Y		93,000	2,334,300
Hovnanian Enterprises, 7.625%, Series A		110,000	2,491,500

			7,764,270
SHOPPING CENTER	2.3%
COMMUNITY CENTER	1.7%
Cedar Shopping Centers, 8.875%, Series A		300,000	7,906,500
Developers Diversified Realty Corp., 7.375%,
Series H		25,000	622,500
Developers Diversified Realty Corp., 7.50%, Series I		302,000	7,550,000
Saul Centers, 8.00%, Series A		67,500	1,728,000

		17,807,000
REGIONAL MALL	0.6%
CBL & Associates Properties, 7.75%, Series C		126,931	3,211,354
Mills Corp., 9.00%, Series C		43,300	1,118,439
Mills Corp., 8.75%, Series E		40,700	1,041,920
Taubman Centers, 8.00%, Series G		25,000	628,500

			6,000,213

TOTAL SHOPPING CENTER			23,807,213
SPECIALTY	0.8%
Capital Automotive REIT, 7.50%, Series A		95,102	2,372,795
Capital Automotive REIT, 8.00%, Series B		230,300	5,757,500

			8,130,295

TOTAL REAL ESTATE			158,829,904

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
UTILITIES	1.0%
ELECTRIC--INTEGRATED	0.4%
Sierra Pacific Power Co., 7.80%, Series 1		169,038	$ 4,259,758
GAS--DISTRIBUTION	0.6%
Southern Union Co., 7.55%, Series A		222,500	5,789,450

TOTAL UTILITIES			10,049,208

TOTAL PREFERRED SECURITIES--$25 PAR VALUE
(Identified cost--$175,406,458)			178,393,065

		Principal Amount
CORPORATE BONDS	3.0%
CELLULAR TELECOMMUNICATIONS	0.1%
Rogers Wireless Communications, 7.500%,
due 3/15/15, 144Aa		$ 1,400,000	1,519,000
MEDIA	2.2%
Cablevision Systems Corp., 8.000%, due 4/15/12		9,500,000	8,930,000
CSC Holdings, 7.875%, due 2/15/18		500,000	485,000
Liberty Media Corp., 8.250%, due 2/1/30		5,500,000	5,416,708
Rogers Cable, 8.750%, due 5/1/32		7,000,000	8,085,000

			22,916,708
MEDICAL--HOSPITALS	0.4%
Columbia/HCA, 7.750%, due 7/15/36		1,000,000	1,053,880
Columbia/HCA, 8.360%, due 4/15/24		3,000,000	3,285,897

			4,339,777
SPECIAL PURPOSE ENTITY	0.3%
Valor Telecom Enterprise, 7.750%, due 2/15/15		2,750,000	2,887,500

TOTAL CORPORATE BONDS
(Identified cost--$31,388,421)			31,662,985

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Principal Amount	Value
COMMERCIAL PAPER	4.6%
AIG Funding, 3.230%, due 1/3/06
(Identified cost--$47,470,480)		$ 47,479,000	$ 47,470,480

TOTAL INVESTMENTS (Identified cost--$1,383,620,938)	154.4%		1,602,435,127
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%		2,131,668
LIQUIDATION VALUE OF PREFERRED SHARES	(54.6)%		(567,000,000)

NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent
to $23.95 per share based on 43,320,750 shares of capital
stock outstanding)
	100.0%		$ 1,037,566,795

Glossary of Portfolio Abbreviations

ADR CBTCS PINES PPLUS REIT	American Depositary Receipt Corporate Backed Trust Certificates Public Income Notes Preferred Plus Trust Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

(a)	Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.4% of net assets applicable to common shares.
(b)	Fair valued security. Aggregate holdings equal 1.5% of net assets applicable to common shares.
(c)	Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:
Investments in securities, at value (Identified cost-$1,383,620,938)	$1,602,435,127
Cash	7,066
Foreign currency (Identified cost-$3,958,301)	3,966,133
Dividends and interest receivable	6,850,716
Unrealized appreciation on interest rate swap transactions	5,404,535
Other assets	50,034

Total Assets	1,618,713,611
LIABILITIES:
Payable for investment securities purchased	10,864,371
Payable for dividends declared on preferred shares	1,127,420
Payable to investment manager	867,687
Payable for dividends declared on common shares	777,556
Payable for preferred offering costs	320,497
Payable to administrator	69,164
Payable for directors fees	4,847
Other liabilities	115,274

Total Liabilities	14,146,816
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value,
$0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series T7, ($25,000 liquidation value,
$0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series W7, ($25,000 liquidation value,
$0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series TH28, ($25,000 liquidation value,
$0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series F7, ($25,000 liquidation value,
$0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series TH7, ($25,000 liquidation value,
$0.001 par value, 3,000 shares issued and outstanding)	75,000,000
Auction market preferred shares, Series T28, ($25,000 liquidation value,
$0.001 par value, 2,680 shares issued and outstanding)	67,000,000

567,000,000

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,037,566,795

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2005

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:

Common stock ($0.001 par value, 43,320,750 shares issued and outstanding)	$ 814,816,276
Dividends in excess of net investment income	(1,167,021)
Accumulated net realized loss	(270,438)
Net unrealized appreciation	224,187,978

$ 1,037,566,795
NET ASSET VALUE PER COMMON SHARE:
($1,037,566,795 / 43,320,750 shares outstanding)	$ 23.95

MARKET PRICE PER COMMON SHARE	$ 20.16

MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(15.82)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

Investment Income:
Dividend income (net of $339,768 of foreign withholding tax)	$ 67,525,162
Interest income	6,944,139

Total Income	74,469,301
Expenses:
Investment management fees	12,911,221
Preferred remarketing fee	1,237,632
Administration fees	994,316
Reports to shareholders	257,898
Professional fees	169,705
Custodian fees and expenses	112,420
Directors' fees and expenses	52,245
Transfer agent fees and expenses	15,245
Miscellaneous	137,314

Total Expenses	15,887,996
Reduction of Expenses	(3,037,934)

Net Expenses	12,850,062

Net Investment Income	61,619,239
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,191,468
Net realized gain on foreign currency transactions	61,613
Net realized loss on interest rate swap transactions	(1,981,097)
Net change in unrealized appreciation on investments	66,508,345
Net change in unrealized depreciation on foreign currency translations	(30,746)
Net change in unrealized appreciation on interest rate swap transactions	7,324,461

Net realized and unrealized gain on investments	74,074,044

Net Increase Resulting from Operations	135,693,283
Less Dividends and Distributions to Preferred Shareholders	(16,704,958)

Net Increase in Net Assets from Operations Applicable to Common Shares	$ 118,988,325

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$ 61,619,239	$ 36,176,133
Net realized gain (loss)	271,984	(2,109,825)
Net change in unrealized appreciation	73,802,060	150,385,918

Net increase resulting from operations	135,693,283	184,452,226
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(16,122,694)	(5,135,684)
Net realized gain on investments	(582,264)	(105,254)

Total dividends and distributions to preferred shareholders	(16,704,958)	(5,240,938)
Net increase in net assets from operations applicable to common
shares	118,988,325	179,211,288
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(44,463,952)	(28,756,928)
Net realized gain on investments	(1,483,417)	(653,945)
Tax return of capital	(4,088,097)	(47,237)

Total dividends and distributions to common shareholders	(50,035,466)	(29,458,110)
Capital Stock Transactions:
Increase in net assets from common share transactions	--	825,593,430
Increase in net assets from preferred share offering cost
adjustment	310,222	--
Decrease in net assets from underwriting commissions and
offering expenses from issuance of preferred shares	(1,109,025)	(6,034,144)

Net increase (decrease) in net assets from capital stock
transactions	(798,803)	819,559,286

Total increase in net assets applicable to common shares	68,154,056	969,312,464
Net Assets Applicable to Common Shares:
Beginning of period	969,412,739	100,275

End of period[b]	$ 1,037,566,795	$ 969,412,739

(a)	Commencement of operations.
(b)	Includes dividends in excess of net investment income of $1,167,021 and $315,065, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Net asset value, per common share, beginning of period	$ 22.38	$ 19.10
Income from investment operations:
Net investment income[b]	1.42	0.85
Net realized and unrealized gain on investments	1.72	3.36

Total income from investment operations	3.14	4.21
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.37)	(0.12)
Net realized gain on investments	(0.02)	(0.00)[c]

Total dividends and distributions to preferred shareholders	(0.39)	(0.12)

Total from investment operations applicable to common shares	2.75	4.09
Less: Offering costs charged to paid-in capital--common shares	--	(0.04)
Offering costs charged to paid-in capital--preferred shares	(0.02)	(0.14)
Anti-dilutive effect of common share offering	--	0.05

Total offering and organization costs	(0.02)	(0.13)
Less: Dividends and distributions to common shareholders from:
Net investment income	(1.03)	(0.67)
Net realized gain on investments	(0.04)	(0.01)
Tax return of capital	(0.09)	(0.00)[c]

Total dividends and distributions to common shareholders	(1.16)	(0.68)
Net increase in net asset value	1.57	3.28
Net asset value, per common share, end of period	$ 23.95	$ 22.38
Market value, per common share, end of period	$ 20.16	$ 19.82
Net asset value total return[d]	13.16%	21.57%[e]
Market value return[d]	7.55%	2.82%[e]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Ratios/Supplemental Data:
Net assets applicable to common shares, end of period (in
millions)	$ 1,037.6	$ 969.4
Ratio of expenses to average daily net assets applicable to
common shares (before expense reduction)[g]	1.55%	1.51%[f]
Ratio of expenses to average daily net assets applicable to
common shares (net of expense reduction)[g]	1.26%	1.22%[f]
Ratio of net investment income to average daily net assets
applicable to common shares (before expense reduction)[g]	5.72%	5.33%[f]
Ratio of net investment income to average daily net assets
applicable to common shares (net of expense reduction)[g]	6.02%	5.62%[f]
Ratio of expenses to average daily managed assets (before
expense reduction)[g,h]	1.05%	1.06%[f]
Ratio of expenses to average daily managed assets (net of
expense reduction)[g,h]	0.85%	0.86%[f]
Portfolio turnover rate	23%	14%[e]
Preferred Shares:
Liquidation value, end of period (in 000's)	$ 567,000	$ 492,000
Total shares outstanding (in 000's)	$ 23	$ 20
Asset coverage per share	$ 70,748	$ 74,259
Liquidation preference per share	$ 25,000	$ 25,000
Average market value per share[i]	$ 25,000	$ 25,000

(a)	Commencement of operations.
(b)	Calculation based on average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(e)	Not annualized.
(f)	Annualized.
(g)	Ratios do not reflect dividend payments to preferred shareholders.
(h)	Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
(i)	Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

          Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is a high level of after-tax total return. The fund had no operations until March 3, 2004 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on March 30, 2004.

          The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

          Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

          Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

          Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

          Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

          The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

          To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

          Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

          Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

          Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

          Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

          Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

          Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

          Distributions paid by the fund are subject to recharacterization for tax purposes. For the year ended December 31, 2005, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

          Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

          Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

          Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees And Other Transactions With Affiliates

          Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

          For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

          The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. During the year ended December 31, 2005, the investment manager waived its fee at the annual rate of 0.20%.

          Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the year ended December 31, 2005, the fund incurred $801,275 in administration fees.

          Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $9,536 from the fund for the year ended December 31, 2005.

Note 3. Purchases and Sales of Securities

          Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2005, totaled $389,769,249 and $349,681,696, respectively.

Note 4. Income Tax Information

          The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2005	2004
Ordinary income	$60,495,794	$34,070,247
Long-term capital gains	2,156,533	581,564
Tax return of capital	4,088,097	47,237

Total dividends and
distributions	$66,740,424	$34,699,048

           As of December 31, 2005, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$ 504,854,440

Gross unrealized depreciation	(286,310,691)

Net unrealized appreciation	$ 218,543,749

Cost for federal income tax purposes
$ 1,383,891,378

           As of December 31, 2005, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to differing treatment on swaps. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $90,852, accumulated net realized gain was credited $1,793,697 and accumulated net investment income was charged $1,884,549. At December 31, 2005, the fund did not have any undistributed ordinary income or long-term capital gains.

Note 5. Capital Stock

           The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

           During the years ended December 31, 2005 and 2004, the fund issued no shares of common stock for the reinvestment of dividends.

           The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

           During the year ended December 31, 2005, a $310,222 adjustment was credited to common stock for preferred offering costs.

           On December 16, 2005, the fund issued 3,000 auction market preferred shares, Series TH7 (par value $0.001). Proceeds paid to the fund amounted to $73,890,975 after deduction of underwriting commissions and offering expenses of $1,109,025. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

           On March 26, 2004, the fund completed the initial public offering of 41,250,000 shares of common stock. Proceeds paid to the fund amounted to $786,225,000 after deduction of underwriting commissions and offering expenses of $38,775,000.

           On May 7, 2004, the fund completed a subsequent offering of 2,065,500 shares of common stock. Proceeds paid to the fund amounted to $39,368,430 after deduction of underwriting commissions and offering expenses of $1,941,570.

           On May 20, 2004, the fund issued 3,400 auction market preferred shares, Series M7 (par value $0.001), 3,400 auction market preferred shares, Series T7 (par value $0.001), 3,400 auction market preferred shares, Series W7 (par value $0.001), 3,400 auction market preferred shares, Series F7 (par value $0.001), and 3,400 auction market preferred shares, Series TH28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $420,017,152 after deduction of underwriting commissions and offering expenses of $4,982,848. These issues have received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

           On November 15, 2004, the fund issued 2,680 auction market preferred shares, Series T28 (par value $0.001). Proceeds paid to the fund amounted to $65,948,704 after deduction of underwriting commissions and offering expenses of $1,051,296. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

           Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

           The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

Note 6. Investments in Interest Rate Swaps

           Interest rate swaps outstanding at December 31, 2005 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate (a) (reset monthly) Receivable	Termination Date	Unrealized Appreciation
Merrill Lynch Derivative Products AG	$40,000,000	3.8225%	4.290%	June 1, 2008	$ 855,735
Merrill Lynch Derivative Products AG	$35,000,000	4.0850%	4.378%	May 27, 2009	725,456
Merrill Lynch Derivative Products AG	$40,000,000	3.9950%	4.331%	July 7, 2009	981,877
Royal Bank of Canada	$35,000,000	3.8900%	4.370%	May 19, 2008	670,823
Royal Bank of Canada	$30,000,000	4.0775%	4.290%	June 1, 2009	623,976
UBS AG	$32,500,000	3.9775%	4.370%	June 17, 2008	578,694
UBS AG	$25,000,000	4.5500%	4.311%	April 4, 2010	192,819
UBS AG	$32,000,000	4.1530%	4.378%	May 26, 2010	775,155

					$5,404,535

(a)      Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2005.

7. Other

          In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS

November 30, 2006 (Unaudited)

[TO BE FILED BY AMENDMENT]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2006 (Unaudited)

[TO BE FILED BY AMENDMENT]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF OPERATIONS

For the Eleven Months Ended November 30, 2006 (Unaudited)

[TO BE FILED BY AMENDMENT]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Eleven Months Ended November 30, 2006	For the Year Ended December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$	$ 61,619,239
Net realized gain		271,984
Net change in unrealized appreciation		73,802,060

Net increase resulting from operations		135,693,283
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income		(16,122,694)
Net realized gain on investments		(582,264)

Total dividends and distributions to preferred
shareholders		(16,704,958)
Net increase in net assets from operations applicable to
common shares		118,988,325
Less Dividends and Distributions to Common Shareholders from:
Net investment income		(44,463,952)
Net realized gain on investments		(1,483,417)
Tax return of capital		(4,088,097)

Total dividends and distributions to common
shareholders		(50,035,466)
Capital Stock Transactions:
Increase in net assets from preferred share offering cost
adjustment		310,222
Decrease in net assets from underwriting commissions and
offering expenses from issuance of preferred shares		(1,109,025)

Net increase (decrease) in net assets from capital stock
transactions		(798,803)

Total increase in net assets applicable to common shares		68,154,056
Net Assets Applicable to Common Shares:
Beginning of period		969,412,739

End of period[a]	$	$ 1,037,566,795

(a)      Includes dividends in excess of net investment income of $1,167,021.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Eleven Months Ended November 30, 2006	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Net asset value per common share, beginning of period	$	$ 22.38	$ 19.10
Income from investment operations:
Net investment income		1.42[b]	0.85[b]
Net realized and unrealized gain on investments		1.72	3.36

Total income from investment operations		3.14	4.21
Less dividends and distributions to preferred shareholders from:
Net investment income		(0.37)	(0.12)
Net realized gain on investments		(0.02)	(0.00)[c]

Total dividends and distributions to preferred
shareholders		(0.39)	(0.12)

Total from investment operations applicable to
common shares		2.75	4.09
Less: Offering costs charged to paid-in
capital--common shares
Offering costs charged to paid-in
capital--preferred shares		--	(0.04)
Anti-dilutive effect of common share offering		(0.02)	(0.14)
Preferred share offering cost adjustment		--	0.05

Total offering and organization costs		(0.02)	(0.13)
Less dividends and distributions to common shareholders from:
Net investment income		(1.03)	(0.67)
Net realized gain on investments		(0.04)	(0.01)
Tax return of capital		(0.09)	(0.00)[c]

Total dividends and distributions to common
shareholders		(1.16)	(0.68)

Net increase in net asset value		1.57	3.28

Net asset value, per common share, end of
period	$	$ 23.95	$ 22.38

Market value, per common share, end of period	$	$ 20.16	$ 19.82
Net asset value total return[d]		13.16%	21.57%[e]
Market value return[d]		7.55%	2.82%[e]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Eleven Months Ended November 30, 2006	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Ratios/Supplemental Data:
Net assets applicable to common shares, end of
period (in millions)	$	$ 1,037.6	$ 969.4
Ratio of expenses to average daily net assets
applicable to common shares (before expense
reduction)[g]		1.55%	1.51%[f]
Ratio of expenses to average daily net assets
applicable to common shares (net of expense
reduction)[g]		1.26%	1.22%[f]
Ratio of net investment income to average
daily net assets applicable to common shares
(before expense reduction)[g]		5.72%	5.33%[f]
Ratio of net investment income to average
daily net assets applicable to common shares
(net of expense reduction)[g]		6.02%	5.62%[f]
Ratio of expenses to average daily managed
assets (before expense reduction)[g,h]		1.05%	1.06%[f]
Ratio of expenses to average daily managed
assets (net of expense reduction)[g,h]		0.85%	0.86%[f]
Portfolio turnover rate		23%	14%[e]
Preferred Shares:
Liquidation value, end of period (in 000's)		567,000	492,000
Total shares outstanding (in 000's)		23	20
Asset coverage per share		70,748	74,259
Liquidation preference per share		25,000	25,000
Average market value per share[i]		25,000	25,000

(a)	Commencement of operations.

(b)	Calculation based on average shares outstanding.

(c)	Less than $.005 per share.

(d)

Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratios do not reflect dividend payments to preferred shareholders.

(h)	Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

(i)	Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

[TO BE FILED BY AMENDMENT]

APPENDIX A

RATINGS OF INVESTMENTS

          Description of certain ratings assigned by S&P and Moody's:

S&P

Long-Term

          "AAA"—An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA"—An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A'—An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB"—An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC," and "C"—Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB"—An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B"—An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC"—An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC"—An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C"—A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          "D"—An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          "r"—The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or A-1 commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

          "N.R."—The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

          Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-Term

          "A-1"—A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2"—A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3"—A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B"—A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

          "C"—A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          "D"—A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

Long-Term

          "Aaa"—Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa"—Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          "A"—Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

          "Baa"—Bonds rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba"—Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          "B"—Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          "Caa"—Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          "Ca"—Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          "C"—Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

•	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.

•	Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

•	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•	Issuers rated Not Prime do not fall within any of the Prime rating categories.

APPENDIX B

ARTICLES SUPPLEMENTARY

[To be filed by Amendment]

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1)  Financial Statements

Part A	—Financial Highlights for the period March 30, 2004 through December 31, 2004 (audited) —Financial Highlights for the fiscal year ended December 31, 2006 (audited)

Part B	—Report of Independent Registered Public Accounting Firm
—Schedule of Investments, as of December 31, 2005 (audited)
—Statement of Assets and Liabilities, as of December 31, 2005 (audited)
—Statement of Operations, for the fiscal year ended December 31, 2005 (audited)
—Statement of Changes in Net Assets Applicable to Common Shares, for the fiscal year ended December 31, 2005 (audited)
—Financial Highlights for the fiscal year ended December 31, 2005 (audited)
—Notes to Financial Statements (audited)
—Schedule of Investments, as of November 30, 2006 (unaudited)*
—Statement of Assets and Liabilities, as of November 30, 2006 (unaudited)*
—Statement of Operations, for the eleven months ended November 30, 2006 (unaudited)*
—Statement of Changes in Net Assets Applicable to Common Shares, for the eleven months ended November 30, 2006 (unaudited)*
—Financial Highlights for the eleven months ended November 30, 2006 (unaudited)*
—Notes to Financial Statements (unaudited)*

____________________
* To be filed by amendment.

2)  Exhibits

(a)	Articles of Incorporation(1)
(b)	By-Laws(1)
(c)	Not Applicable
(d)(i)	Form of Articles Supplementary creating Series Auction Market Preferred Shares ("AMPS")**
(d)(ii)	Specimen Certificates for Series AMPS**
(e)	Form of Dividend Reinvestment Plan(2)
(f)	Not Applicable
(g)	Form of Investment Management Agreement(3)
(h)	Form of Purchase Agreement**
(i)	Not Applicable
(j)	Form of Custodian Agreement(2)
(k)(i)	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement(2)
(k)(ii)	Form of Administration Agreement between the Fund and the Investment Manager(3)
(k)(iii)	Form of Administration Agreement between the Fund and State Street Bank and Trust Company(3)
(k)(iv)	Form of Auction Agency Agreement between the Fund and the Bank of New York**
(k)(v)	Form of Master Broker-Dealer Agreement**
(l)(i)	Opinion and Consent of Stroock & Stroock & Lavan LLP**
(l)(ii)	Opinion and Consent of Venable LLP**
(m)	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm**
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics of the Fund and the Investment Manager**
(s)(i)	Powers of Attorney, except for the Powers of Attorney for Richard E. Kroon and C. Edward Ward, Jr.(2)
(s)(ii)	Powers of Attorney for Richard E. Kroon and C. Edward Ward, Jr.(4)

**	To be filed by amendment.

1.	Incorporated by reference to the Registrant's Registration Statement on Form N-2 (File Nos. 333-111820 and 811-21485), filed with the Securities and Exchange Commission (the "SEC") on January 9, 2004.

2.	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-111820 and 811-21485), filed with the SEC on February 24, 2004.

3.	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-111820 and 811-21485), filed with the SEC on March 15, 2004.

4.	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-119279 and 811-21485), filed with the SEC on November 8, 2004.

Item 26.	Marketing Arrangements See Exhibit(h).

Item 27.	Other Expenses of Issuance and Distribution

          The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

SEC registration fees Printing and engraving expenses* Auditing fees and expenses* Legal fees and expenses* S&P and Moody's initial costs* Miscellaneous* Total*	$ $ $ $ $ $ $

_________________
* Estimated

Item 28.	Persons Controlled by or under Common Control with Registrant None.

Item 29.	Number of Holders of Securities

          Set forth below is the number of record holders as of , 2007, of each class of securities of the Registrant:

Title of Class

Common Shares
Series M7 AMPS, par value $.001 per share
Series T7 AMPS, par value $.001 per share
Series W7 AMPS, par value $.001 per share
Series TH7 AMPS, par value $.001 per share
Series F7 APMS, par value $.001 per share
Series T28 AMPS, par value $.001 per share
Series TH28 AMPS, par value $.001 per share
Series AMPS, par value $.001 per share	Number of Record Holders 1 1 1 1 1 1 1 None

Item 30.	Indemnification

          It is the Registrant's policy to indemnify its directors and officers to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the "Investment Manager"), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

          The Registrant has agreed to indemnify the Underwriters of the Registrant's AMPS to the extent set forth in Exhibit (h).

          Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of Investment Adviser

          The descriptions of the Investment Manager under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information, constituting Parts A and B, respectively, of this registration statement are incorporated by reference herein.

          The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

Name
Robert H. Steers
Martin Cohen
Joseph M. Harvey
John J. McCombe
Adam M. Derechin
James S. Corl
Lawrence B. Stoller
Matthew S. Stadler
William F. Scapell
Jay J. Chen
Terrance R. Ober
Anthony Dotro
Robert Tisler
Norbert Berrios
John E. McLean
David Oakes
Thomas Bohjalian
Hoyt Peters
Douglas R. Bond
Richard E. Helm
William J. Frischling
Robert Becker
Salvatore Rappa
Blair Lewis
Scott Collins
John Cheigh
Derek Cheung
Sandra Morgan
Ben Morton
Pascal van Garderen
Elaine Zaharis-Nikas
Frank Zukowski
Matthew Karcic
Lisa Phelan
Luis Polit
Ted Valenti	Title
Co-Chairman and Co-Chief Executive Officer, Director
Co-Chairman and Co-Chief Executive Officer, Director
President
Executive Vice President
Chief Operating Officer
Executive Vice President
Executive Vice President and General Counsel
Executive Vice President and Chief Financial Officer
Senior Vice President
Senior Vice President
Vice President
Senior Vice President
Vice President
Senior Vice President
Vice President and Associate General Counsel
Senior Vice President
Senior Vice President
Vice President
Executive Vice President
Senior Vice President
Senior Vice President
Senior Vice President
Senior Vice President and Associate General Counsel
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

Cohen & Steers Advantage Income Realty Fund, Inc.
Cohen & Steers Asia Pacific Realty Income Shares, Inc.
Cohen & Steers Closed-End Opportunity Fund, Inc.
Cohen & Steers Dividend Majors Fund, Inc.
Cohen & Steers Dividend Value Fund, Inc.
Cohen & Steers Institutional Global Realty Shares, Inc.
Cohen & Steers Institutional Realty Shares, Inc.
Cohen & Steers International Realty Fund, Inc.
Cohen & Steers Premium Income Realty Fund, Inc.
Cohen & Steers Quality Income Realty Fund, Inc.
Cohen & Steers Realty Focus Fund, Inc.
Cohen & Steers Realty Income Fund, Inc.
Cohen & Steers Realty Shares, Inc.
Cohen & Steers REIT and Preferred Income Fund, Inc.
Cohen & Steers REIT and Utility Income Fund, Inc.
Cohen & Steers Total Return Realty Fund, Inc.
Cohen & Steers Utility Fund, Inc.
Cohen & Steers VIF Realty Fund, Inc.
Cohen & Steers Worldwide Realty Income Fund, Inc.
American Skandia Trust — AST Cohen & Steers Realty Portfolio

Item 32.	Location of Accounts and Records

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Sub-Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017.

Item 33.	Management Services

          Not applicable.

Item 34.	Undertakings

          (1)    Registrant undertakes to suspend the offering of shares until the Prospectus is amended if, subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

          (2)    Not applicable.

          (3)    Not applicable.

          (4)    Not applicable.

          (5)    Registrant hereby undertakes that:

          (a)    for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

          (b)     for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6)    Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 21st day of December 2006.

COHEN & STEERS SELECT UTILITY FUND, INC. By: /s/ Adam M. Derechin Name: Adam M. Derechin Title: President

           Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Adam M. Derechin Adam M. Derechin	President and Chief Executive Officer (Principal Executive Officer)	December 21, 2006

/s/ James Giallanza James Giallanza	Treasurer (Principal Financial and Accounting Officer)	December 21, 2006

/s/ Martin Cohen* Martin Cohen	Co-Chairman and Director	December 21, 2006

/s/ Robert H. Steers* Robert H. Steers	Co-Chairman and Director	December 21, 2006

/s/ Bonnie Cohen* Bonnie Cohen	Director	December 21, 2006

/s/ George Grossman* George Grossman	Director	December 21, 2006

/s/ Richard E. Kroon* Richard E. Kroon	Director	December 21, 2006

/s/ Richard J. Norman* Richard J. Norman	Director	December 21, 2006

/s/ Frank K. Ross* Frank K. Ross	Director	December 21, 2006

/s/ Willard H. Smith, Jr.* Willard H. Smith, Jr.	Director	December 21, 2006

/s/ C. Edward Ward, Jr.* C. Edward Ward, Jr.	Director	December 21, 2006

*By:	/s/ Martin Cohen Martin Cohen, Attorney-in-Fact